SCHEDULE 14A
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION
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_______________________AAON, INC.________________________
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_________________________________________________________
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AAON, INC.

Notice of
Annual Meeting
May 15, 2018
and
Proxy Statement

AAON, INC.

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
May 15, 2018

Notice is hereby given that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of AAON, Inc., a Nevada corporation (the “Company”), will be held on Tuesday, May 15, 2018 at 10:00 A.M. (Local Time), at 2440 South Yukon, Tulsa, Oklahoma, for the following purposes, as more fully described in the accompanying proxy statement (“Proxy Statement”):

1.	To elect three Class III Directors for terms ending in 2021;

2.
To amend the Company's 2016 Long-Term Incentive Plan (the "2016 Incentive Plan") to (i) increase the number of shares of common stock available for issuance pursuant to awards under the 2016 Incentive Plan, and (ii) establish a maximum number of common shares that may be granted as restricted stock and restricted stock units under the 2016 Incentive Plan;

3.	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for 2018;

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2018.

We have elected to take advantage of the Securities and Exchange Commission’s rules that allow us to furnish our proxy materials to our stockholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) is being mailed concurrently to our stockholders. The Notice contains instructions on how to access the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders online. You will not receive a printed copy of these materials, unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

It is important that your shares be represented and voted at the meeting. You may vote your shares in person at the meeting, by internet, by telephone or by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials.

Our Proxy Statement and Annual Report on Form 10-K, are available at www.proxyvote.com

By Order of the Board of Directors

Tulsa, Oklahoma	Luke A. Bomer
April 3, 2018	Secretary

AAON, INC.
2425 South Yukon
Tulsa, Oklahoma 74107

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at our Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 15, 2018, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement. Unless the context otherwise requires, references herein to “AAON”, “we”, “us”, “our” or “ours” refers to AAON, Inc., a Nevada corporation.

Pursuant to provisions of our Bylaws and action of our Board of Directors, the close of business on March 19, 2018, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this Annual Meeting. The stock transfer books will not be closed.

Stockholders of record on the record date are entitled to cast their votes at the Annual Meeting in person or by internet, telephone or properly executed proxy. The presence, by any of these means, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present in determining whether the quorum requirement is satisfied. If a quorum is not present at the time the Annual Meeting is convened, we may adjourn or postpone the meeting.

Determination of whether a proposal specified in the Notice of 2018 Annual Meeting of Stockholders has been approved will be determined, assuming a quorum is present either in person or by proxy, as follows:

•
Proposal No. 1. A nominee for director will be elected if a majority of the stockholders voting on the nominee’s election vote in favor such nominee’s election. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on the director nominees.

•
Proposal No. 2. The proposal to (i) increase the shares eligible for issuance under the Company's 2016 Incentive Plan and (ii) establish a maximum number of common shares that may be granted as restricted stock and restricted stock units under the 2016 Incentive Plan, will require the affirmative vote of a majority of the stockholders voting on such proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal.

•
Proposal No. 3. The proposal to ratify Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018 will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on the proposal. An abstention will have the effect of a vote against this proposal. Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon.

You may vote in several different ways:

In person at the Annual Meeting

You may vote in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proxy properly designating that person. If you are the beneficial owner of shares held in “street name,” you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.

By telephone

You may vote by calling the toll-free telephone number indicated on the voting instructions you will receive. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded.

By Internet

You may vote by going to the Internet web site indicated on the voting instructions you will receive. Confirmation that your voting instructions have been properly recorded will be provided.

By mail

You may vote by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. A postage-paid envelope will be provided along with the proxy card.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Central time on May 14, 2018. A mailed proxy card must be received by May 14, 2018, in order to be voted at the Annual Meeting. The availability of telephone and Internet voting for beneficial owners of other shares held in “street name” will depend on your broker, bank or other holder of record and we recommend that you follow the voting instructions on the Notice of Internet Availability that you receive from them.

If you are mailed a set of proxy materials and a proxy card or voting instruction card and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction card. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting.

Proxies received in advance of the meeting may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of AAON or by personal attendance at the meeting.

We have adopted a procedure approved by the SEC called “householding” pursuant to which stockholders of record who have the same address and last name and who request a written copy of our Annual Report and Proxy Statement will receive only one copy of such materials unless one or more of these stockholders notify us that they wish to receive individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

We will pay the costs of the solicitation of proxies. We may reimburse brokerage firms and other persons for expenses incurred in forwarding the proxy materials to their customers who are beneficial owners and obtaining their voting instructions. Stockholders electing to vote over the Internet should understand that there may be costs associated with electronic access (such as charges from their Internet access provider) and that these costs must be borne by the stockholder.

Stockholders currently receiving multiple copies of our Annual Report and Proxy Statement at their household can request householding by contacting our transfer agent at 1-801-277-1400 or writing to Issuer Direct Corporation, 1981 East Murray-Holladay Road, Suite 100, Salt Lake City, Utah 84117. Stockholders now participating in householding who wish to receive a separate document in the future may do so in the same manner. Those owning shares through a bank, broker or other nominee may request householding by contacting the nominee.

This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card, as well as our 2017 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2017), can also be found at our website (www.aaon.com). Copies of exhibits omitted from the enclosed

Annual Report on Form 10-K are available without charge upon written request to Scott Asbjornson, 2425 S. Yukon, Tulsa, Oklahoma 74107, or may also be obtained at the Securities and Exchange Commission’s website at www.sec.gov.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of March 19, 2018 (the record date), we had issued a total of 52,429,867 shares of $.004 par value Common Stock, our only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

The following table sets forth as of March 19, 2018, the aggregate number of our shares of Common Stock owned by each person known by us to be the beneficial owner of more than 5% of our Common Stock:

Name and address of beneficial owner	Number of shares owned		Percent of Class
Norman H. Asbjornson	9,815,887	(1)	18.72%
2425 South Yukon
Tulsa, OK 74107

Blackrock, Inc.	5,111,653	(2)	9.75%
55 East 52nd Street
New York, NY 10055

Neuberger Berman Group LLC & Neuberger Berman Investment Advisers LLC	3,736,069	(3)	7.13%
1290 Avenue of the Americas
New York, NY 10104

The Vanguard Group	3,732,821	(4)	7.12%
100 Vanguard Blvd.
Malvern, PA 19355

(1) Includes 6,479 shares under AAON's 401(k) plan, 44,162 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting, 13,217 shares of restricted stock that will vest within 60 days of the annual meeting, 154,000 shares owned by his foundation and 554,108 shares held as trustee of trusts for the benefit of his grandchildren. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him.

(2) This share ownership information was provided in a Schedule 13G/A filed January 23, 2018, which discloses that BlackRock, Inc. possesses the sole voting power of 5,031,832 shares and sole dispositive power of all of the reported shares.

(3) This share ownership information was provided in a Schedule 13G/A filed on February 15, 2018, which discloses that Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC possess shared voting power of 3,708,269 and shared dispositive power of 3,736,069 shares.

(4) This share ownership information was provided in a Schedule 13G/A filed on February 8, 2018, which discloses that The Vanguard Group possesses sole voting power of 80,273 shares, shared voting power of 7,252 shares, sole dispositive power of 3,648,446 shares and shared dispositive power of 84,375 shares.

The following table sets forth as of March 19, 2018, the aggregate number of shares of our Common Stock owned of record or beneficially by each current director, nominee for director, each person named in the Summary Compensation Table (herein, “Named Executive Officers”) and all directors, nominees for director and Named Executive Officers as a group:

Name and address of beneficial owner	Number of shares owned	(1)	Percent of Class
Norman H. Asbjornson	9,815,887	(2)	18.72%
Jack E. Short	60,835	(3)	*
Paul K. Lackey, Jr.	69,860	(3)	*
A. H. McElroy II	69,860	(3)	*
Mikel D. Crews	60,208	(4)	*
Gary D. Fields	19,811	(8)	*
Angela E. Kouplen	5,061	(9)	*
Stephen O. LeClair	1,687	(10)	*
Scott M. Asbjornson	1,398,347	(5)	2.67%
Kathy I. Sheffield	99,516	(6)	*
Sam J. Neale	13,572	(7)	*
Robert G. Fergus	26,168		*
Directors, nominees and Named Executive Officers as a group (12 persons)	11,640,812	(11)	22.20%

(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
(2) Includes 6,479 shares under AAON's 401(k) plan, 44,162 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting, 13,217 shares of restricted stock that will vest within 60 days of the annual meeting, 154,000 shares owned by his foundation and 554,108 shares held as trustee of trusts for the benefit of his grandchildren.
(3) Includes 5,061 shares of restricted stock that will vest within 60 days of the annual meeting.
(4) Includes 41,563 shares under AAON's 401(k) plan, 10,975 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting and 91 shares of restricted stock that will vest within 60 days of the annual meeting.
(5) Includes 806 shares under AAON's 401(k) plan, 8,807 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting, 1,857 shares of restricted stock that will vest within 60 days of the annual meeting and 540,000 shares held as custodian for the benefit of his children.
(6) Includes 8 shares under AAON's 401(k) plan and 77,435 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting.
(7) Includes 2,948 shares under AAON's 401(k) plan.
(8) Includes 1,436shares under AAON's 401(k) plan, and 8,859 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting and 5,061 shares of restricted stock that will vest within 60 days of the annual meeting.
(9) Includes 3,374 shares of restricted stock that will vest within 60 days of the annual meeting.
(10) Includes 1,687 shares of restricted stock that will vest within 60 days of the annual meeting.
(11) Includes 150,238 shares issuable upon the exercise of stock options that are exercisable currently or within 60 days of the annual meeting and 40,470 shares of restricted stock that will vest within 60 days of the annual meeting by all directors and Named Executive Officers.
* Less than 1%.

DIRECTORS AND EXECUTIVE OFFICERS

General

Our Board of Directors is comprised of seven members. Our Bylaws (the "Bylaws") divide the Board of Directors into three classes having staggered terms of three years each, with Classes III, I and II having terms expiring at the Annual Meeting of Stockholders in 2018, 2019 and 2020, respectively. The Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

On the recommendation of our Governance Committee, the Board of Directors has nominated Norman H. Asbjornson, Gary D. Fields and Angela E. Kouplen, the current members of the Class III Directors, whose terms expire at the 2018 Annual Meeting, for re-election to the Board. The persons named in the proxy will vote for the election of each of Mr. Asbjornson, Mr. Fields and Ms. Kouplen. Each of the above named nominees have consented to being named in this Proxy Statement and to serve if elected.

If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, the Board has no reason to believe that any nominee will be unavailable.

Nominees:

Class III - Terms Expire in 2018

Name	Age	Current Position	Director Since
Norman H. Asbjornson	82	Director and Chief Executive Officer	1989
Gary D. Fields	58	Director and President	2015
Angela E. Kouplen	44	Director	2016

Directors Continuing in Office:

Class I - Terms Expire in 2019

Name	Age	Current Position	Director Since
Paul K. Lackey, Jr.	74	Director	2007
A.H. McElroy II	55	Director	2007

Class II - Terms Expire in 2020

Name	Age	Current Position	Director Since
Jack E. Short	77	Director	2004
Stephen O. LeClair	49	Director	2017

After the Annual Meeting, assuming the stockholders elect the two nominees of the Board of Directors as set forth above, the Board of Directors of the Company will be:

Name	Age	Position
Norman H. Asbjornson	82	Director and Chief Executive Officer
Gary D. Fields	58	Director and President
Angela E. Kouplen	44	Director
Paul K. Lackey, Jr.	74	Director
Steve LeClair	49	Director
A.H. McElroy II	55	Director
Jack E. Short	77	Director

Biographical Information

Set forth below is a description of the background of each of our continuing directors, nominees for director (* indicates nominees for director) and executive officers. The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon re-election.

Directors

*Norman H. Asbjornson has served as Chief Executive Officer and a director of AAON since 1989, and currently serves in the class of directors whose terms will expire at the 2018 Annual Meeting of stockholders. Mr. Asbjornson also served as President of AAON from its inception until November 2016, when the Board of Directors appointed Mr. Gary D. Fields as President. Mr. Asbjornson also serves as the President of AAON, Inc., an Oklahoma corporation ("AAON-Oklahoma") and as the Chairman of the Board of AAON Coil Products, Inc., both our wholly-owned subsidiaries.

Mr. Asbjornson is one of the founders of the Company, and his intimate knowledge of the HVAC industry, both from a technical and a business perspective, brings to the Board a unique insight into the Company’s operations in particular, as well as the environment in which the Company operates.

Jack E. Short has served as a director of AAON since 2004, and currently serves in the class of directors whose terms will expire at the 2020 Annual Meeting of stockholders. He is Chairman of our Audit Committee and a member of our Governance Committee. Mr. Short was employed by PricewaterhouseCoopers (formerly Coopers & Lybrand) for 29 years and retired as the managing partner of the Oklahoma practice (Tulsa and Oklahoma City) of the firm in June 2001. Mr. Short currently serves on the board of directors of T.D. Williamson, Inc., a worldwide manufacturing and oilfield services company and previously served on the board of directors of a public company which is engaged in the non-toxic waste collection business.

Mr. Short’s extensive background in public accounting provides the Board with an individual well-versed in accounting and financial matters, and his experience serving on the boards of other (publicly and privately held) companies offers additional insight to the Board in both financial and risk assessment matters.

Paul K. (“Ken”) Lackey, Jr., was elected as a director of AAON in 2007, and currently serves in the class of directors whose terms will expire at the 2019 annual meeting of stockholders. He is Chairman of our Governance Committee and a member of our Audit Committee. Between April 2002 and October 2005 Mr. Lackey served as CEO and President of The NORDAM Group, a privately held company in Tulsa, Oklahoma involved in the aerospace industry. Between October 2005 and December 2008 Mr. Lackey served as the Chairman and CEO of The NORDAM Group. Between January 2009 and December 2011 Mr. Lackey served as the Executive Chairman of the Board of The NORDAM Group. Since January 2012 Mr. Lackey has served as the Chairman of the Board of The NORDAM Group. From 2001 to 2016, Mr. Lackey served on the board of directors of Matrix Service Company, a public company involved in the construction and energy services industry, and currently serves on the board of directors as Chairman of St. John Health System, a healthcare system in northeastern Oklahoma and southern Kansas.

Mr. Lackey’s experience in serving as the CEO of a manufacturing company provides not only additional knowledge and insight in production and manufacturing processes in general, but also brings to the Board an individual who can provide guidance on management and operational systems in a manufacturing environment such as ours. Mr. Lackey’s prior extensive service on the board of another public company also provides him with the ability to compare and assess the differences in board operations and functions, which allows him to provide guidance on strengthening the practices of our Board.

A.H. (“Chip”) McElroy II was elected as a director of AAON in 2007, and currently serves in the class of directors whose terms will expire at the 2019 annual meeting of stockholders. He is Chairman of our Compensation Committee and serves as a member of our Governance Committee. Since 1997 Mr. McElroy has served as President and CEO of McElroy Manufacturing, Inc., a privately held manufacturing concern based in Tulsa, Oklahoma. Since 2002, Mr. McElroy has also served as Chairman of Southern Specialties Co., a privately held specialty sheet metal manufacturer. Since 2016, Mr. McElroy has served on the board of directors of Pryer Aerospace, a privately held Tulsa, Oklahoma based aerospace structural component and sheet metal manufacturer, and also since 2016 has served on the Advisory Board of HydroHoist Marine Group, a privately held Claremore, Oklahoma based boat lift manufacturer. Since 2017, Mr. McElroy has served on the board of directors of St. John Health System, a healthcare system in northeastern Oklahoma and Southern Kansas.

Mr. McElroy’s extensive experience in managing a privately held manufacturing company brings to the Board substantial knowledge of operational and budgetary efficiencies, as well as technology-related applications which benefit the Company's general manufacturing processes.

Stephen O. (“Steve”) LeClair was elected as a director of AAON in 2017. He is a member of our Compensation Committee and Audit Committee. Mr. LeClair has 25 years of experience in various executive, manufacturing, finance, sales and operational positions. Mr. LeClair currently serves as Chief Executive Officer of Core & Main (formerly HD Supply Waterworks) (a position he has held since August 2017), and in such role is responsible for leading the nation’s largest distributor of water, sewer, storm and fire protection products. Prior to his current role, he served as President of HD Supply Waterworks from December 2011 to August 2017, Chief Operating Officer of HD Supply Waterworks from 2008 to 2011, and President of HD Supply Lumber and Building Materials from April 2007 until its divestiture to ProBuild Holdings in 2008. Mr. LeClair joined HD Supply in 2005 as Senior Director of Operations. Prior to joining HD Supply, Mr. LeClair was a Senior Vice President at General Electric (GE) Capital Equipment Services from 2002 to 2006, and from 1992 to 2002 held various roles at GE Appliances and Power Generation in distribution, manufacturing and sales. Mr. LeClair is a graduate of GE Power Generation’s Manufacturing Management Program. He is a member of the Saint Louis University’s International Business School Advisory Board. Mr. LeClair holds a bachelor’s degree in Mechanical Engineering from Union College and an M.B.A. degree from the University of Louisville.

Mr. LeClair’s extensive experience in operations, distribution, manufacturing and sales at two large public companies will bring to the Board strategic and operational expertise that will provide valuable insight to the Board across several phases of AAON’s business. Mr. LeClair’s public company experience will also allow him to compare and assess the differences in our operations and functions against other publicly traded companies, which will enable him to provide input and guidance on strengthening the practices of AAON.

*Gary D. Fields has served as President of AAON since November 2016, was elected as a director of AAON in 2015, and currently serves in the class of directors whose terms will expire at the 2018 annual meeting. Mr. Fields has been involved in the HVAC industry for more than 35 years. From 1983 to 2012, Mr. Fields was an HVAC equipment sales representative at (and, from 2002 to 2012, a member of the ownership group of) Texas AirSystems, the largest independent HVAC equipment and solutions provider in the state of Texas, with locations in Dallas, Fort Worth, Houston, Austin and San Antonio. Mr. Fields has been significantly involved with the Fort Worth, Texas Chapter of ASHRAE (the American Society of Heating, Refrigerating and Air-Conditioning Engineers), having served as Chairman of various ASHRAE committees and ultimately serving as President. Mr. Fields is currently an owner and President of GKR Partners LTD, an HVAC business development consulting firm, which has provided business development advice and consultation to the Company and its sales representatives from 2013 to 2016.

Mr. Field’s extensive experience in the HVAC industry provides the Board with valuable insight and knowledge on HVAC markets, including market trends. Mr. Field's lengthy experience at a large independent HVAC equipment provider also allows him to provide the Board guidance on the Company's sales and marketing activities. In addition, Mr. Fields' detailed knowledge of the Company's product lines (as well as the product lines of the Company's competitors) enables him to provide the Board with unique insight into the Company's strengths and strategic opportunities to improve its position in the marketplace.

*Angela E. Kouplen was elected for an initial two-year term as a director of AAON in 2016, and currently serves in the class of directors whose terms will expire at the 2018 annual meeting. She serves as a member of our Audit Committee and our Compensation Committee. Ms. Kouplen has over 20 years of experience at multiple energy companies, with an emphasis on information technology (“IT”), contract management, sourcing/vendor relations, human resource management, strategy and governance. From 1997 through 2007, Ms. Kouplen worked at CITGO Petroleum, a petroleum refining, marketing and transportation company, in various IT related positions, including Manager - E-Business Strategy and Alliance, as well as Manager - Third Party Applications and Applications Development. From 2007 through 2010, Ms. Kouplen served Williams Companies, a Tulsa based publicly traded energy company, in the position of Manager - Sourcing Management Office. From 2010 through 2011, Ms. Kouplen served Williams Companies as Manager - IT Strategy and Governance.

In 2012, Ms. Kouplen transitioned from Williams Companies to WPX Energy, a Tulsa based stand-alone publicly traded energy company previously part of the Williams Companies. Following the move to WPX Energy, from 2012 through 2014, Ms. Kouplen served as Director - Talent Acquisition and Leadership, from 2015 to 2016 she served as Vice President - Information Technology, and from 2016 to present has served as Vice President of Administration and Chief Information Officer. Ms. Kouplen holds a bachelor’s degree in Management from Oklahoma State University and an M.B.A from the University of Tulsa.

Ms. Kouplen’s extensive experience in IT related positions provides the Board with valuable insight and enhanced knowledge on IT matters, which are increasingly vital to the Company’s operations and success. Additionally, Ms. Kouplen brings to the board experience in sourcing/vendor relations and human resources; two areas which the Board views as vital to the future growth and profitability of the Company. Ms. Kouplen's diverse and lengthy experience in senior management and executive level positions at large publicly traded companies allows her to provide the Board guidance on the Company’s IT practices, human resources programs and sourcing/vendor relations activities, while also giving her the ability to compare such practices against those of other publicly traded companies, all of which will strengthen the effectiveness and broaden the skill set of our Board.

Executive Officers

In addition to Norman H. Asbjornson and Gary D. Fields (who are both directors and executive officers of the Company, and whose biographical information may be found in the section above entitled “Directors”), the executive officers of the Company are:

Name	Age	Current Position

Scott M. Asbjornson	49	Vice President, Finance and Chief Financial Officer
Mikel D. Crews	60	Vice President, Operations
Sam J. Neale	41	Vice President

Scott M. Asbjornson, age 49, Vice President, Finance and CFO, joined the Company in 1990 and is the son of the Company’s CEO, Norman H. Asbjornson. Mr. Scott Asbjornson has held various positions with the Company and AAON Coil Products, Inc., including Vice President (2007-2010) and President (2010-2012) of AAON Coil Products, Inc. He also serves as Vice President, Finance and CFO of AAON-Oklahoma. Scott also has a Masters in Business Administration from the University of Tulsa.

Mikel D. Crews, age 60 , Vice President, Operations, joined the Company at its inception in 1989 and was promoted to his current position in February 2017. From 2015 to February 2017, Mr. Crews served as the Company's Director of Material and Operations. Prior to that served as Manager of Operations since 1991.

Sam J. Neale¹, age 41, Vice President, has served as President of AAON Coil Products Inc., a subsidiary of the Company, since 2012. He previously served as the Marketing Manager for the Company from 2005 until 2012. He is a professionally licensed mechanical engineer with a Masters of Business Administration degree and a Masters degree in Management.

BOARD, COMMITTEE MATTERS AND CORPORATE GOVERNANCE

Leadership Structure of the Board

The business of AAON is managed under the direction of our Board of Directors (“Board”). In accordance with our Bylaws, we do not have a “Chairman of the Board”; rather, the Chief Executive Officer presides as “Chairman” at all meetings of the Board and stockholders.

The Board has determined that our current Board structure, having the Chief Executive Officer also serve as the presiding officer at all Board and stockholder meetings, is currently the most appropriate leadership structure for the Company and its stockholders. This fosters clear accountability, effective decision-making, alignment with corporate strategy, direct oversight of management, full engagement of the remaining directors and continuity of leadership. As the officer ultimately responsible for the day-to-day operation of the Company and for execution of its strategy, the Board believes that the Chief Executive Officer is the director best qualified to act in the capacity as “Chairman” of the Board and to lead Board discussions regarding the performance of the Company. We do not require the person filling the function of “Chairman of the Board” to be an independent director.

¹ On March 12, 2018, Mr. Neale notified the Company of his resignation effective March 23, 2018, as previously reported by the Company on Form 8-K filed with the SEC on March 16, 2018.

The Board’s Role in Risk Oversight
The Board has ultimate responsibility for oversight of our risk management processes. The Board discharges this oversight responsibility through regular reports received from and discussions with senior management on areas of material risk exposure to the Company. These reports and Board discussions include, among other things, operational, financial, legal, regulatory and strategic risks. Additionally, our risk management processes are intended to identify, manage and control risks so that they are appropriate considering our size, operations and business objectives. The full Board (or the appropriate committee in the case of risks in areas for which responsibility has been delegated to a particular committee) engages with the appropriate members of senior management to enable its members to understand and provide input to and oversight of our risk identification, risk management and risk mitigation strategies. In addition, each of our Board committees considers the risks within its areas of responsibility. For example, the Audit Committee reviews risks related to financial reporting; discusses material violations, if any, of Company ethics and compliance policies brought to its attention; considers the Company’s annual audit risk assessment which identifies internal control risks and drives the internal and external audit plan for the ensuing year; and considers the impact of risk on our financial position and the adequacy of our risk-related internal controls. The Compensation Committee reviews compensation and human resource risks. This enables the Board to coordinate risk oversight, particularly with respect to interrelated or cumulative risks that may involve multiple areas for which more than one committee has responsibility. The Board or applicable committee also has authority to engage external advisors as necessary.

The Board met five times during 2017, and each director participated in 75% or more of the total number of meetings of the Board.

Actions taken by the Board outside of Board meetings were consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent directors subscribed. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting us.

A description of the fees paid to the directors and members of the Audit Committee, Compensation Committee and Governance Committee can be found under “Executive Compensation - Director Compensation”, herein.

Stockholders may communicate with the Board, including the non-management directors, by sending a letter to the Board of Directors of AAON, Inc., c/o Corporate Secretary, 2425 South Yukon, Tulsa, Oklahoma 74107. The Corporate Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit the correspondence to the Board or to any specific director to whom the correspondence is directed.

We encourage all of our directors to attend AAON’s annual meeting of stockholders and all current Board members attended the 2017 annual meeting.

Committee Structure

Currently, the Board has a standing Audit Committee, Compensation Committee and Governance Committee to assist the Board in carrying out its functions. The Board has determined that each of the Chairmen, as well as all committee members are independent under applicable NASDAQ and SEC rules for committee memberships. The members of the committees are shown in the table below, followed by a brief description of each committee.

Director	Audit Committee	Compensation Committee	Governance Committee

Angela E. Kouplen	Member	Member	--
Paul K. Lackey, Jr.	Member	--	Chairman
Stephen O. LeClair	Member	Member	--
A.H. McElroy II	--	Chairman	Member
Jack E. Short	Chairman	--	Member

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Among other things, the Audit Committee is responsible for: selecting and retaining our independent public accountants; preapproving the engagement of the independent accountants for all audit-related services and permissible, non-audit related services; reviewing in advance the scope and focus of the annual audit; and reviewing and discussing with management and the auditors our financial reports, the audited financial statements, the auditor's report, the management letter and the quality and adequacy of our internal controls. The Board has determined that the Chairman and the other Audit Committee members are independent under applicable NASDAQ and SEC rules for Audit Committee memberships. The Audit Committee is governed by a written charter, a copy of which is available on our website, at www.aaon.com. The “Audit Committee Report” for year 2016 is set forth below. The Audit Committee met a total number of four times during 2017 and the Chairman and each committee member participated in 75% or more of the total number of Audit Committee meetings.

The Board has determined that Mr. Short qualifies as an “audit committee financial expert” as defined by applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 5605(c) of the NASDAQ Stock Market Listing Standards.

The responsibilities of the Compensation Committee, as set forth in its charter, include the direct responsibility and authority to review and approve our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, to evaluate the performance of such officers in accordance with the policies and principles established by the Compensation Committee and to determine and approve, either as a Committee, or (as directed by the Board) with the other “independent” Board members (as defined by the NASDAQ listing standards), the compensation level of the Chief Executive Officer and the other executive officers. The Compensation Committee is composed of the three non-employee directors, named in the table above, each of whom is “independent” as defined by applicable NASDAQ and SEC rules for committee memberships. The Compensation Committee is governed by a written charter, a copy of which is available on our website, at www.aaon.com. The Compensation Committee met a total of three times during 2017 and the Chairman and each committee member participated in 75% or more of the total number of Compensation Committee meetings.

The responsibilities of the Governance Committee include proposing to the Board a slate of nominees for election by the stockholders at the Annual Meeting, and maintaining a list of prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in the Board composition requirements. The Committee is also charged with reviewing with the Board the desired experience, mix of skills and other qualities to assure appropriate Board composition. The Board has determined that the Chairman and all Governance Committee members are independent under applicable NASDAQ and SEC rules for committee memberships. The Governance Committee met a total of four times during 2017 and the Chairman and each committee member participated in 75% or more of the total number of Governance Committee meetings.

Our Bylaws also provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

If and when new vacancies occur in the future, the Board will consider director nominees recommended by stockholders, in accordance with our Bylaws. The Board does not have a formal policy regarding the consideration of, procedures to be followed by, minimum qualifications of or process for identifying or evaluating nominees recommended by stockholders.

Among the criteria developed by the Governance Committee for qualification for director nominees as well as director retention, a candidate must have demonstrated accomplishment in his or her chosen field, character and personal integrity, and the ability to devote sufficient time to carry out the duties of a director. The Governance Committee considers whether the candidate is independent under the standards described below under “Director Independence.” In addition, the Governance Committee considers all information relevant in their business judgment to the decision of whether to nominate a particular candidate, taking into account the then-current composition of the Board and assessment of the Board’s collective requirements. These factors may include: a candidate’s age, professional and educational background, reputation, industry knowledge and business experience and relevance to the Company and the Board (including the candidate’s understanding of markets, technologies, financial matters and international operations); whether the candidate will complement or contribute to the mix of talents, skills and other characteristics that are needed to maintain the Board’s effectiveness; and the candidate’s ability to fulfill responsibilities as a director and as a member of one or more of our standing Board committees. Although the Board does not have a formal diversity policy for Board membership, the Governance Committee considers whether a director nominee contributes or will contribute to the Board in a way that can enhance the perspective and experience of the Board as a whole through diversity in gender, ethnicity, geography and professional experience.
Nomination of a candidate is not based solely on the factors noted above. When current Board members are considered for nomination for re-election, the Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records. The Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for Board membership. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide an appropriate mix of experience, knowledge and abilities to allow the Board to fulfill its responsibilities. The effectiveness of the Board’s skills, expertise and background is also considered as part of each Board and committee annual self-assessment evaluation process conducted at the direction of the Governance Committee.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, as well as our other employees and directors. Our code of ethics can be found on our website at www.aaon.com. We will also provide any person without charge, upon request, a copy of such code of ethics. Requests may be directed to AAON, 2425 South Yukon Avenue, Tulsa, Oklahoma 74107, attention Scott Asbjornson, or by calling (918) 382-6242.

Transactions with Related Persons

The Company sells units to Fields Mechanical Systems, which is owned by the brother of our President, Gary Fields. This entity is also one of the Company's independent sales representatives and as such, the Company makes payments to the entity for third party products, which are reflected in our financial statement as amounts Due to Representatives. In 2017, the Company had sales to Fields Mechanical Systems for $1.6 million and made payments to Fields Mechanical Systems of $0.4 million. All transactions are made on standard Company terms and conditions.

Our Code of Conduct guides the Board in its actions and deliberations with respect to related party transactions. Under the Code, conflicts of interest, including any involving the directors or any Named Executive Officers, are prohibited except under any guidelines approved by the Board. Only the Board may waive a provision of the Code of Conduct for a director or a Named Executive Officer, and only then in compliance with all applicable laws, rules and regulations.

Director Independence

The Board has adopted director independence standards that meet and/or exceed listing standards set by NASDAQ. NASDAQ has set forth six applicable tests and requires that a director who fails any of the tests be deemed not independent. The Board has affirmatively determined that Ms. Kouplen and Messrs. Lackey, LeClair, McElroy and Short are independent under the Company's guidelines and independence standards of NASDAQ and the SEC. Messrs. Asbjornson and Fields do not qualify as independent under the standards set forth below.

Our director independence standards are as follows:

It is the policy of the Board that a majority of the members of the Board consist of directors independent of AAON and our management. For a director to be deemed “independent,” the Board shall affirmatively determine that the director has no material relationship with AAON or its affiliates or any member of the senior management of AAON or his or her affiliates. In making this determination, the Board applies, at a minimum and in addition to any other standards for independence established under applicable statutes and regulations as outlined by the NASDAQ listing standards, the following standards, which it may amend or supplement from time to time:

▪
A director who is, or has been within the last three years, one of our employees, or whose immediate family member is, or has been within the last three years a Named Executive Officer, cannot be deemed independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following that employment.

▪
A director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and benefits under a tax-qualified retirement plan, or non-discretionary compensation for prior service (provided such compensation is not contingent in any way on continued service), cannot be deemed independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee will not be considered in determining independence under this test.

▪
A director who (A) is, or whose immediate family member is, a current partner of a firm that is our external auditor; (B) is a current employee of such a firm; or (C) was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time cannot be deemed independent.

▪
A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present Named Executive Officers at the time serves or has served on that company’s compensation committee cannot be deemed independent.

▪
A director who is a current employee or general partner, or whose immediate family member is a current executive officer or general partner, of an entity that has made payments to, or received payments from us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $200,000 or 5% of such other entity’s consolidated gross revenues, other than payments arising solely from investments in AAON’s securities or payments under non-discretionary charitable contribution matching programs, cannot be deemed independent.

For purposes of the independence standards set forth above, the terms:

▪	“affiliate” means any consolidated subsidiary of AAON and any other company or entity that controls, is controlled by or is under common control with AAON;

▪	“executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Exchange Act, as amended; and

▪
“immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, death or incapacitation.

In addition to the director independence standards set forth above, the Board also requires the Chairs and all other committee members to satisfy the heightened independence standards set forth under applicable NASDAQ and SEC rules for committee memberships. In connection with its assessment of the independence of the directors as set forth above, the Board also determined that our Audit Committee Chair and all other Audit Committee members meet the additional independence standards of NASDAQ and the SEC applicable to members of the Audit Committee.

The Board undertakes an annual review of the independence of all non-employee directors. In advance of the meeting at which this review occurs, each non-employee director is asked to provide the Board with full information regarding the director’s business and other relationships with us and our affiliates and with senior management and their affiliates to enable the Board to evaluate the director’s independence.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent”. This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, AAON and our affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements by us.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discusses the material elements of compensation awarded to, earned by or paid to our Named Executive Officers, comprised of our principal executive and principal financial officers, and our other four most highly compensated executive officers.

    For the 2017 fiscal year, our Named Executive Officers were:

Norman H. Asbjornson	Chief Executive Officer
Gary D. Fields	President
Scott M. Asbjornson	Vice President, Finance and Chief Financial Officer
Mikel D. Crews	Vice President, Operations
Sam J. Neale	Vice President
Kathy I. Sheffield	Senior Vice President, Administration and Treasurer
Robert G. Fergus	Vice President, Manufacturing

Mr. Norman Asbjornson and Mr. Scott Asbjornson are Named Executive Officers by reason of their positions as the principal executive officer ("PEO") and principal financial officer ("PFO"), respectively, of the Company during 2017. Mr. Fields, Mr. Crews and Mr. Neale are Named Executive Officers as they were our three most highly compensated executive officers (other than our PEO and PFO) who were serving at the end of 2017. Ms. Sheffield and Mr. Fergus are Named Executive Officers for the reason that they would have been included among the three most highly compensated executive officers (other than our PEO and PFO) but they each retired and were not serving in their respective capacities at the end of 2017.

Our executive compensation programs are determined and approved by our Compensation Committee, after consideration of recommendations by the principal executive officer, as to the other Named Executive Officers and review and consideration of information from the Compensation Committee's independent compensation consultant. The Compensation Committee, however, uses its own judgment to ultimately make the final decisions concerning compensation paid to our Named Executive Officers.

What We Do	What We Do Not Do
Independent Compensation Consultant: We utilize an independent compensation consultant.	No Change in Control Payments: We do not provide change in control payments.
At-Will Employment: Our executive officers are employed at-will.	No Re-Pricing: We do not permit re-pricing of equity awards without stockholder approval.
Stock Ownership Guidelines: Our directors, executive officers and certain other key employees are subject to robust stock ownership guidelines.	No Golden Parachute Arrangements: We do not have any golden parachute arrangements.
Independent Compensation Committee: Our Compensation Committee is comprised solely of independent directors.	No Tax Gross-Ups: We do not provide tax gross-ups.
Pay for Performance:  Our executive annual cash incentive bonus plan is aligned with stockholder interests by being tied to financial performance goals established in advance by our Compensation Committee.

No Hedging in Company Securities:  Our directors, executive officers and other key employees are prohibited from engaging in hedging transactions, short sales or derivative transactions with respect to AAON securities.

Long-Term Equity Awards: We utilize long-term equity awards in our compensation mix, which are subject to five year vesting periods for executive officers and other employee award recipients.

None of the Named Executive Officers are members of the Compensation Committee. The Compensation Committee has the direct responsibility and authority to review and approve our goals and objectives relative to the compensation of the Named Executive Officers, and to determine and approve (either as a committee or with the other members of our Board who qualify as “independent” directors under applicable guidelines adopted by NASDAQ) the compensation levels of the Named Executive Officers.

Our historical executive compensation programs have intended to achieve two objectives. The primary objective is to enhance our profitability, and thus stockholder value. The second objective is to attract, motivate, reward and retain employees, including executive personnel, who contribute to our long-term success. As described in more detail below, the material elements of our historical executive compensation program for Named Executive Officers include a base salary, annual incentive bonuses, perquisites, Company contributions to AAON’s 401(k) plan, discretionary stock options and restricted stock awards.

We believe that each element of the executive compensation program helps to achieve one or both of the compensation objectives outlined above. The table below lists each material element of our executive compensation program and the compensation objective or objectives that it is designed to achieve.

Compensation Element	Compensation Objectives Attempted to be Achieved

Base salary	Attract and retain qualified executives
Motivate and reward executives’ performance
Stay competitive in the marketplace

Bonus compensation	Motivate and compensate executives’ performance
Stay competitive in the marketplace

Perquisites and personal benefits	Attract and retain qualified executives

Equity-based compensation – stock options	Enhance profitability of AAON and stockholder value by
and restricted stock awards	aligning long-term incentives with stockholders' long-term
interests
Attract and retain qualified executives

Retirement benefits – 401(k) and health	Enhance profitability of AAON and stockholder value
savings account	by aligning long-term incentives with stockholders’
long-term interests

As illustrated by the table above, base salary, perquisites and retirement benefits are all primarily intended to attract and retain qualified executives. These are the elements of our historic executive compensation program where the value of the benefit in any given year is not wholly dependent on performance. Base salaries are intended to attract and retain qualified executives as well as being linked to performance by rewarding and/or motivating executives. Base salaries are reviewed annually and take into account: experience and retention considerations; past performance; improvement in historical performance; anticipated future potential performance; and other issues specific to the individual executive. Base salaries also take into account comparable salaries of similarly situated officers of industry peers, as well as the individual responsibilities of our Named Executive Officers. In an effort to attract and retain qualified executives, we emphasize the need to provide executives with predictable benefit amounts that reward the executive’s continued service. Some of the elements are generally paid out on a short-term or current basis, e.g., base salary and perquisites, while retirement benefits are generally paid out on a long-term basis.

There are specific elements of the historic executive compensation program that are designed to reward performance and enhance profitability and stockholder value, and, therefore, the value of these benefits is based on performance. Our annual incentive bonus plan is primarily intended to motivate and reward Named Executive Officers’ performance to achieve specific strategies and operating objectives, as well as improved financial performance. Other elements that satisfy the primary objective of executive compensation to enhance profitability and stockholder value are achieved through a combination of short-term or current basis and long-term basis. Our 2007 Long-Term Incentive Plan (“2007 LTIP”), 2016 Incentive Plan and 401(k) savings and investment plan each align performance to profitability and stockholder value over a longer term. This mix of short-term and long-term elements allows us to achieve dual goals of attracting and retaining executives, while motivating and rewarding executives to enhance profitability and stockholder value over the long-term.

The Compensation Committee’s philosophy is that the Company should continue to use long-term compensation to align stockholder and executives’ interests and should allocate a portion of long-term compensation to the entire executive compensation package.

The Company has an “at risk” annual incentive bonus program directly tied to overall Company performance. However, even under this structure, we believe that there is little or no likelihood that this compensation program will incentivize any executive officer to take actions for his or her personal enhancement to the detriment or risk of the Company.

We have, from time to time, at the request and for the benefit of the Compensation Committee, retained independent third-party executive compensation consulting companies (which provide no other services to us) to provide general compensation expertise. The Compensation Committee has previously utilized these consulting firms for a comprehensive analysis of compensation for all executive, engineering, sales, marketing, general and administrative positions. These consultants generally gather peer group information and provide the information to the Compensation Committee, which is then used for proper benchmarking of our compensation programs for executives and other employees. The peer group information is utilized by the Compensation Committee to provide reference points to compare our compensation practices against those of other similarly situated publicly traded companies. While the peer group data helps inform the Compensation Committee in its decision making process, the Compensation Committee ultimately makes its determinations based on subjective criteria and reliances on its independent business judgment and experience.

In December 2015, the Compensation Committee engaged a new consultant to serve as the Company's independent compensation advisor and to perform an independent assessment of the compensation levels for our executive officers and non-employee directors. The Compensation Committee began receiving information from this consultant in 2016 and such information is being reviewed and assessed by the Compensation Committee to help inform its recommendations to the Board concerning future compensation of our executive officers and non-employee directors.

In accordance with SEC and NASDAQ rules, the Compensation Committee considered the relationship that the independent compensation consulting firm has had with the Company (which is limited to matters related to the services requested by the Compensation Committee), the members of the Compensation Committee and our executive officers, and determined that no conflicts of interest arose from the work performed by such independent compensation consulting firm.

We provide our stockholders the opportunity to cast an advisory vote (currently once every three years) to approve the compensation of our Named Executive Officers as disclosed pursuant to the SEC's compensation disclosure rules. The results of this advisory vote (commonly known as a "say-on-pay proposal"), while not binding on the Company, are taken into account by the Compensation Committee in its determinations regarding the key components, design and implementation of our executive compensation program.

At our 2017 Annual Meeting of Stockholders, the ballot included our say-on-pay proposal. The vote was not binding on the Company, the Board of Directors or the Compensation Committee. Of the votes cast, including abstentions, 96.3% were “FOR” the compensation of the Named Executive Officers. The Compensation Committee was cognizant of this result in its determinations to continue the key components, design and implementation of our executive compensation program.

The ballot for our 2017 Annual Meeting of Stockholders also included an advisory vote as to the frequency of future advisory say-on-pay votes. Of the votes cast, including abstentions, 47.71% selected "THREE YEARS" as the frequency for future say-on-pay votes. At a meeting of the Board of Directors immediately following our 2017 Annual Meeting of Stockholders, the Board determined, in light of such advisory vote, to continue including an advisory stockholder say-on-pay proposal every three years. As a result, we currently anticipate our next say-on-pay proposal will be included on the ballot for our 2020 Annual Meeting of Stockholders.

2017 Executive Compensation Program Elements

The following discussion, as well as the historical information contained in the tables below, are based upon our historical and current compensation plans as in effect in 2017 and the prior reported years.

Base Salaries

Similar to most companies within the industry, our policy is to pay Named Executive Officers’ base salaries in cash. A significant portion of the executive compensation package is through base salaries. Below is a summary of 2017 base salaries for our Named Executive Officers:

Named Executive Officer	Base Salary
Norman H. Asbjornson	$480,960
Gary D. Fields	$350,000
Scott M. Asbjornson	$246,220
Mikel D. Crews	$270,556
Sam Neale	$205,000
Kathy I. Sheffield	$246,240	(1)
Robert G. Fergus	$197,220	(1)
(1) Ms. Sheffield retired as Senior Vice President, Administration and Treasurer effective November 30, 2017 and Mr. Fergus retired as Vice President, Manufacturing effective April 27, 2017. This amount represents each person's annual salary.

In approving these executives’ salary levels, the Committee took into account certain factors including, recommendations of the principal executive officer (except for himself), benchmark information received from the independent compensation consultant, each executives’ individual experience and responsibilities as well as the Company’s performance.

Annual Cash Incentive Bonuses

We have an “at risk” annual incentive bonus which is intended to facilitate alignment of management with corporate objectives and stockholder interests in order to achieve outstanding performance and to meet specific AAON financial goals by:

•	providing the employees designated by the Committee, incentive compensation tied to stockholder interests and goals for the Company;

•	providing competitive compensation (base salary and incentive bonus, based, in part, on salary) to attract, motivate, reward and retain employees who achieve outstanding performance;

•	fostering accountability and teamwork throughout the Company; and

•	contributing to the long-term success of the Company.

At the recommendation of the Compensation Committee, the Board has authorized Mr. Asbjornson, as the CEO, to provide further detailed recommendations on the annual incentive bonus plan and individual objectives within such plan with respect to each other Named Executive Officer, and the CEO will, with the Compensation Committee’s approval, have the authority to increase or decrease the individual annual incentive awards (up to 15%) for each other Named Executive Officer based upon Mr. Asbjornson's evaluation of such officer’s annual objectives.

We believe that the annual incentive bonus should be a substantial component of total compensation and be based upon achievement of AAON’s annual "Opportunity Budget" (which is the Company's budgeted net income before “profit sharing” and income taxes, but after bonus accrual). Incentive compensation opportunities are expressed as a percentage of the executive officer’s base salary multiplied by a bonus factor. The bonus factor is calculated using a formula determined by the Compensation Committee that results in a multiple of the amount by which the Company exceeded (or approached) the Opportunity Budget.

The table below details the results for the fiscal year ended December 31, 2017:

Opportunity Budget	Actual Results	% of Opportunity Budget	Bonus Factor
$88 million	$74.7 million	85%	.50

The eligible bonus amount for Norman H. Asbjornson and the other Named Executive Officers in 2017 are shown in the chart below:

Name	Eligible % of Base Salary
Norman H. Asbjornson	75%
Gary D. Fields	50%
Scott M. Asbjornson	35%
Mikel D. Crews	35%
Sam Neale	35%
Kathy I. Sheffield	35%
Robert G. Fergus	35%

In the event the Company’s performance exceeds the level necessary for our Named Executive Officers to earn a bonus under the annual cash incentive bonus plan, the Board has the discretion (with the advice of the Compensation Committee) in the case of Norman H. Asbjornson, and Mr. Asbjornson has the discretion in the case of the other Named Executive Officers, to increase or decrease the bonus amount earned by each Named Executive Officer up to 15% based on how such individual has performed in relation to his or her annual objectives. For 2017, no adjustments were made to any of the bonus amounts.

As an example, the calculation for Norman H. Asbjornson is detailed below:

Base Salary	Eligible % of Base Salary	Bonus Factor	Preliminary Bonus	Adjustment	Total Annual Incentive Bonus Amount
$480,960	75%	.50	$179,184	$—	$179,184

For the year ended December 31, 2017 annual incentive cash bonuses were accrued as of December 31, 2017 and paid March 2, 2018 to all of our Named Executive Officers as follows:

Name	Preliminary Bonus	Adjustment	Total Annual Incentive Bonus Amount
Norman H. Asbjornson	$179,184	$—	$179,184
Gary D. Fields	$86,930	$—	$86,930
Scott M. Asbjornson	$42,808	$—	$42,808
Mikel D. Crews	$32,190	$—	$32,190
Sam Neale	$35,641	$—	$35,641
Kathy I. Sheffield (1)	$—	$—	$—
Robert G. Fergus (1)	$—	$—	$—
(1) Ms. Sheffield and Mr. Fergus each retired during 2017 and were not eligible to receive an annual cash incentive bonus.

The annual incentive bonus is reported in the following columns of the "Summary Compensation Table" for each Named Executive Officer, the “Bonus” column, for the adjustment portion, and the "Non-Equity Incentive Plan Compensation" column, for the preliminary calculated annual incentive bonus portion.

Perquisites

We provide some Named Executive Officers with certain perquisites and personal benefits, including automobile related expenses. We utilize certain tax advantages associated with perquisites and personal benefits as a way to provide additional annual compensation that supplements base salaries and bonus opportunities granted to Named Executive Officers. Perquisites are reported in the “All Other Compensation” column of the “Summary Compensation Table” for each Named Executive Officer if applicable and if reporting threshold requirements were met.

Equity-Based Compensation

Our policy is that the Named Executive Officers’ long-term compensation should be directly linked to enhancing profitability and value provided to our stockholders. Accordingly, the Compensation Committee grants equity awards under our 2007 LTIP and 2016 Incentive Plan designed to link an increase in stockholder value to compensation. Such grants are largely based upon the recommendation of the principal executive officer (except as to himself) based on the Named Executive Officer’s performance in the prior year and his or her expected future contribution to our performance.

Historically, the Company has not based executive officer equity compensation decisions on pre-established performance targets or other quantitative criteria, as many of the applicable operational and financial performance measures which affect Company profitability (and stockholder value) are contingent upon a combination of general economic factors, e.g., raw material prices, which are beyond the control of any individual. However, positive overall Company performance (from both a financial as well as stock price stand point) is a primary element associated with the grant of equity-based compensation to the executive officers as a group. When determining the total value of compensation provided to our executive officers, our Compensation Committee, with the advice of our CEO, evaluates various aspects of Company performance in light of general economic conditions, as well as comparison of the Company performance against similar competitors in the industry. Performance elements considered may include cost containment initiatives, product and marketing development, risk management, or successful completion of major capital projects including production line enhancements. These elements have not been specifically weighted in determining the amount of the equity incentive awards because the relative importance of each element may change from time to time and the responsibilities of each executive officer, as they contribute to the achievement of any particular objective, may vary.

Factors considered when determining any specific equity-based award include:

•	the responsibilities of the executive officer;

•	the scope, level of expertise and experience required for the executive officer’s position and the period during which the officer has performed these responsibilities;

•	the strategic impact of the officer’s position; and

•	the potential future contribution of the officer.

For financial statement purposes, stock option and restricted stock award grants are valued using the Black-Scholes Model in accordance with Financial Accounting Standards Board Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”) and are calculated as a part of the executive compensation package for the year based on the amount of requisite service period served. The grant date fair value of the options as determined under generally accepted accounting principles is shown in the “Summary Compensation Table” below. Non-qualified stock options and restricted stock awards for Named Executive Officers and other key employees generally vest ratably over five years. The Compensation Committee believes that these awards encourage Named Executive Officers to continue to use their best professional skills and to retain Named Executive Officers for longer terms.

Awards are granted to new key employees on their hire date. Other grant date determinations are made by the Compensation Committee, which are based upon the date the Committee met and proper communication was made to the Named Executive Officer or key employee as defined in the definition of grant date by FASB ASC Topic 718. Stock option exercise prices are equal to the value of AAON stock on the close of business on the determined grant date. We have no program or practice to coordinate timing of grants with release of material, nonpublic information.

The aggregate amount of stock compensation expense as determined under ASC Topic 718, Compensation - Stock Compensation, for 2017, 2016 and 2015 with respect to outstanding options and restricted stock awards granted to the Named Executive Officers is shown in the “Summary Compensation Table” below. The grant date fair value of the options and restricted stock awards granted to the Named Executive Officers in 2017, 2016 and 2015 as determined under FASB ASC Topic 718 for purposes of our financial statements is shown in the “Grants of Plan-Based Awards Table” below. The “Grants of Plan-Based Awards Table” below provides additional detail regarding the options and restricted stock awards granted to Named Executive Officers in 2017, 2016 and 2015, including the vesting and other terms that apply to the options and restricted stock awards.

Equity Ownership Guidelines

The Board approved stock ownership guidelines for directors, executive officers and other key employees in order to further align the interest of our directors and executive officers with those of our stockholders. Our equity ownership guidelines are as follows:

•
Amount of Ownership: determined as a multiple of the individual’s base salary or a specified dollar value, as noted below. These amounts represent the minimum amount of AAON stock an individual should seek to acquire and maintain:

Directors	$150,000 worth of AAON Stock
CEO	5 times base salary
Other executive officers/certain key employees	3 times base salary

•
Timing: Directors and the CEO have five years from the date of hire, promotion or election (as the case may be) to acquire the ownership levels set forth above, which they are expected to retain during their tenure with the Company in such position. The other executive officers and key employees subject to the equity ownership guidelines are required to build equity positions reaching the appropriate level beginning with any equity-based award issued to them by the Company after June 23, 2015.

•	Eligible Forms of Equity to Determine Value:

◦	Shares actually owned by the individual will be valued at market value if the individual provides documentation of such ownership (excluding any shares held in the Company's 401(k) plan).

◦	Unvested restricted stock awards are valued at the grant date fair value under generally accepted accounting principles.

◦	Potentially exercisable stock options are valued at the grant date fair value under generally accepted accounting principles.

As of March 19, 2018, all current non-employee directors satisfy the ownership requirements. Since Mr. Norman Asbjornson and Mr. Fields are executive officers of the Company (in addition to being directors), they must each comply with the equity ownership guidelines applicable to their respective officer positions. As of March 19, 2018, Mr. Norman Asbjornson satisfied the requirements and all of our remaining named executive officers have met the equity ownership guidelines, with the exception of Mr. Fields, who was appointed as President of AAON in November of 2016.

Policy Against Hedging Stock

We prohibit our directors, officers and other key employees from engaging in short sales or from hedging transactions that are designed to hedge or offset a decrease in market value of such person’s ownership of the Company's securities. We also prohibit puts, calls or other derivative securities concerning the Company's securities. We prohibit such conduct since doing so would result in the individual no longer being exposed to the full risks of ownership which may weaken the alignment with the objectives of the Company’s stockholders. Additionally, our directors, officers and other key employees may not hold their Company securities in a margin account.

Retirement Benefits - Defined Contribution Plan, 401(k) and Health Savings Account

We sponsor a defined contribution plan (the "Plan”). Eligible employees may make contributions in accordance with the Plan and IRS guidelines. In addition to the traditional 401(k), eligible employees are given the option of making an after-tax contribution to a Roth 401(k) or a combination of both. The Plan provides for automatic enrollment and for an automatic increase to the default deferral percentage at January 1st of each year and each year thereafter. Eligible employees are automatically enrolled in the Plan at a 6% deferral rate and currently contributing employees' deferral rates are increased to 6% each year, unless their current rate is above 6% or the employee elects to decline the automatic enrollment or increase.

Effective October 1, 2013, the Plan was amended such that the Company contributed 3% of eligible payroll to the Plan for each employee and matched 100% up to 6% of employee contributions of eligible compensation.  The additional 3% Company contribution, a Safe-Harbor contribution, vested over two years.

Effective January 1, 2016, the Plan was amended such that the Company presently matches 175% up to 6% of employee contributions of eligible compensation. The Company no longer contributes 3% of eligible payroll to the Plan for each employee. The Company has ceased paying administrative expenses for the Plan, and expenses are now paid for by Plan participants. Additionally, Plan participant forfeitures are used to reduce the cost of the Company contributions. We contribute in the form of cash and direct the investment to shares of AAON stock. Employees are 100% vested in salary deferral contributions and vest 20% per year at the end of years two through six of employment in employer matching contributions.

The amounts contributed by us to each Named Executive Officer under the 401(k) plan are based on actual contributions and the base salary, bonus and equity compensation of the employee, and are reported in the “All Other Compensation” column of the “Summary Compensation Table” for each Named Executive Officer, if applicable, and if the threshold reporting requirements were met. Our employees participate in a high-deductible heath savings plan wherein they open a Health Savings Account. We previously provided a match of approximately 25% for employee contributions to their Health Savings Account. Effective October 1, 2014, we changed our matching and matched 100% of employee contributions to their Health Savings Account. Effective January 1, 2016, we changed our matching and now match 175% of employee contributions to their Health Savings Account.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement required by Item 402(b) of Regulation S-K. Based upon this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee of the Board of Directors:

A.H. McElroy II, Chairman
Angela E. Kouplen, Member
Stephen O. LeClair, Member

The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in any such filing.

Compensation Committee’s Interlocks and Insider Participation

No member of the Compensation Committee is or has been a former or current Named Executive Officer of AAON or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our Named Executive Officers identified herein served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity.

Compensation of Named Executive Officers

The “Summary Compensation Table” set forth below should be read in connection with the tables and narrative descriptions that follow. The “Grants of Plan-Based Awards Table”, and the description of the material terms of the nonqualified options and restricted stock awards granted in 2017, 2016 and 2015 that follows it, provide information regarding the long-term equity incentives awarded to Named Executive Officers in 2017, 2016 and 2015 that are also reported in the “Summary Compensation Table”. The “Outstanding Equity Awards at Fiscal Year End Table” and “Option Exercises and Stock Vesting Table” provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards.

We did not have any pension plans, non-qualified deferred compensation plans or severance, retirement, termination, written or unwritten constructive termination or change in control arrangements for any of our Named Executive Officers for the year ended December 31, 2017.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Restricted Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)

Norman H. Asbjornson CEO	2017	480,960		—	(9)	950,556	320,043	179,184	(9)	96,552	(2)	2,027,295
	2016	480,960		(8,715)		782,817	320,497	359,521		92,977	(2)	2,028,057
	2015	480,960		51,065		988,748	413,193	340,433		99,779	(2)	2,374,178

Gary D. Fields President	2017	350,000		—	(9)	277,984	333,958	86,930	(9)	70,468	(3)	1,119,340
	2016	45,769		—		157,243	60,377	26,834		58,822	(3)	349,045
	2015	—		—		118,501	—	—		33,379	(3)	151,880

Scott M. Asbjornson Vice President, Finance and CFO .	2017	246,220		—	(9)	139,369	291,039	42,808	(9)	32,645	(4)	752,081
	2016	246,220		—		130,609	65,167	85,891		32,135	(4)	560,022
	2015	246,220		12,200		101,241	48,201	81,330		37,112	(4)	526,304

Mikel D. Crews, Vice President of Operations	2017	185,148		—	(9)	179,344	272,709	32,190	(9)	30,668	(5)	700,059
	2016	154,574		—		150,443	31,120	54,419		27,416	(5)	417,972
	2015	116,637		5,861		—	—	39,074		17,652	(5)	179,224

Sam J. Neale, Vice President	2017	205,000		—	(9)	171,910	299,310	35,641	(9)	30,602	(6)	742,463
	2016	205,000		6,436		82,923	41,363	71,511		25,951	(6)	433,184
	2015	205,000		10,157		84,280	40,126	67,715		31,873	(6)	439,151

Kathy I. Sheffield Senior Vice President, Administration/Treasurer	2017	270,627	(10)	—	(9)	22,352	220,850	—	(9)	31,150	(7)	544,979
	2016	246,240		—		130,609	65,167	85,898		22,473	(7)	550,387
	2015	246,240		12,201		101,241	48,201	81,337		35,962	(7)	525,182

Robert G. Fergus Vice President, Manufacturing	2017	99,274	(11)	—	(9)	96,309	—	—	(9)	19,479	(8)	215,062
	2016	197,220		6,192		60,135	30,047	68,797		24,150	(8)	386,541
	2015	197,220		9,772		81,120	38,621	65,145		35,962	(8)	427,840

(1) See discussion of assumptions made in valuing these awards in the notes to our financial statements. The values reflect grant date fair value of awards. Compensation costs are recognized for option and restricted stock awards over their requisite service period.

(2) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $28,350, $27,825 and $33,488 in 2017, 2016 and 2015, respectively; (ii) director fees in the amount of $40,000, $40,000 and $40,000 in 2017, 2016 and 2015, respectively; (iii) payment of personal car lease in the amount of $25,402, $24,501 and $24,168 in 2017, 2016 and 2015, respectively; (iv) matching contributions to a Health Savings Account in the amount of $2,800, $636 and $2,123 in 2017, 2016 and 2015, respectively; (v) gift card in the amount of $15 in 2016.

(3) Mr. Fields was elected as a Director at the May 19, 2015 annual meeting and elected as President on November 1, 2016. Consists of (i) contributions to our 401(k) plan by AAON in the amount of $28,350 and $4,807 in 2017 and 2016, respectively; (ii) director fees in the amount of $40,000, $54,000 and $33,379 in 2017, 2016 and 2015, respectively; (iii) matching contributions to a Health Savings Account in the amount of $2,118 in 2017; (iv) gift card in the amount of $15 in 2016.

(4) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $28,350, $27,825 and $33,787 in 2017, 2016 and 2015, respectively; (ii) matching contributions to a Health Savings Account in the amount of $4,295, $4,295 and $3,325 in 2017, 2016 and 2015, respectively; (iii) gift card in the amount of $15 in 2016.

(5) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $27,868, $24,633 and $14,327 in 2017, 2016 and 2015, respectively; (ii) matching contributions to a Health Savings Account in the amount of $2,800, $2,768 and $3,325 in 2017, 2016 and 2015, respectively; (iii) gift card in the amount of $15 in 2016.

(6) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $28,350, $23,819 and $28,654 in 2017, 2016 and 2015, respectively; (ii) matching contributions to a Health Savings Account in the amount of $2,132, $2,132 and $3,219 in 2017, 2016 and 2015, respectively; (iii) gym membership reimbursement in the amount of $120 in 2017.

(7) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $28,350, $19,690 and $33,787 in 2017, 2016 and 2015, respectively; (ii) matching contributions to a Health Savings Account in the amount of $2,800, $2,768 and $2,175 in 2017, 2016 and 2015, respectively; (iii) gift card in the amount of $15 in 2016.

(8)  Consists of (i) contributions to our 401(k) plan by AAON in the amount of $18,298, $21,382 and $33,787 in 2017, 2016 and 2015, respectively; (ii) matching contributions to a Health Savings Account in the amount of $1,181, $2,768 and $2,175 in 2017, 2016 and 2015, respectively.

(9) These annual incentive cash bonuses were accrued at December 31, 2017 and paid on March 2, 2018.
(10) Ms. Sheffield retired as Senior Vice President, Administration and Treasurer effective November 30, 2017. Her salary includes accrued paid-time off which was paid to her upon retirement.
(11) Mr. Fergus retired as Vice President, Manufacturing effective April 27, 2017. His salary includes accrued paid-time off which was paid to him upon retirement.

We award stock incentives to key employees and the Named Executive Officers either on the initial date of employment or due to performance incentives throughout the year. The 2017, 2016 and 2015 grants to Named Executive Officers are reported in the table below. All share numbers and prices have been adjusted to reflect stock splits.

Grants of Plan-Based Awards
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock/Option Awards

Norman H. Asbjornson	5/16/17	5,062			181,675	(1)
	2/22/17		35,870	34.40	320,043	(2)
	2/22/17	23,180			768,881	(3)
	5/24/16	5,062			139,154	(4)
	1/26/16	32,410			643,663	(5)
	1/26/16		34,990	20.92	320,497	(6)
	5/19/15	5,062			118,501	(7)
	2/26/15	38,320			870,247	(8)
	2/26/15		38,320	23.57	413,193	(9)

Gary D. Fields	5/16/17	5,062			181,675	(1)
	1/4/17		37,350	34.10	333,958	(10)
	1/4/17	2,930			96,309	(11)
	12/1/16	575			18,089	(12)
	12/1/16		6,945	32.70	60,377	(13)
	5/24/16	5,062			139,154	(4)
	5/19/15	5,062			118,501	(7)

Scott M. Asbjornson	1/4/17		32,550	34.10	291,039	(10)
	1/4/17	4,240			139,369	(11)
	1/4/16	6,190			130,609	(12)
	1/4/16		6,680	22.15	65,167	(13)
	1/2/15	4,805			101,241	(14)
	1/2/15		4,805	21.93	48,201	(15)

Mikel D. Crews	2/27/17		3,345	34.15	29,952	(16)
	2/27/17	945			31,100	(17)
	1/4/17	4,510			148,244	(10)
	1/4/17		27150	34.10	242,756	(11)
	1/4/16	7,130			150,443	(12)
	1/4/16		3190	22.15	31,120	(13)

Sam J. Neale	1/4/17		33,475	34.10	299,310	(10)
	1/4/17	5,230			171,910	(11)
	1/4/16	3,930			82,923	(12)
	1/4/16		4,240	22.15	41,363	(13)
	1/2/15	4,000			84,280	(14)
	1/2/15		4,000	21.93	40,126	(15)

Kathy I. Sheffield	1/4/17		24,700	34.10	220,850	(10)
	1/4/17	680			22,352	(11)
	1/4/16	6,190			130,609	(12)
	1/4/16		6,680	22.15	65,167	(13)
	1/2/15	4,805			101,241	(14)
	1/2/15		4,805	21.93	48,201	(15)

Robert G. Fergus	1/4/17	2,390			96,309	(11)
	1/4/16	2,850			60,135	(12)
	1/4/16		3,080	22.15	30,047	(13)
	1/2/15	3,850			81,120	(14)
	1/2/15		3,850	21.93	38,621	(15)

(1) The fair value of these shares is $35.89 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(2) The fair value of these shares is $8.92 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(3) The fair value of these shares is $33.17 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(4) The fair value of these shares is $27.49 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(5) The fair value of these shares is $19.86 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(6) The fair value of these shares is $9.16 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(7) The fair value of these shares is $23.41 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(8) The fair value of these shares is $22.71 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(9) The fair value of these shares is $10.78 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(10) The fair value of these shares is $8.94 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(11) The fair value of these shares is $32.87 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(12) The fair value of these shares is $31.46 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(13) The fair value of these shares is $8.69 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(14) The fair value of these shares is $21.07 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

(15) The fair value of these shares is $10.03 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(16) The fair value of these shares is $8.95 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(17) The fair value of these shares is $32.91 per share based on the market value of the Company's stock reduced by the present value of dividends. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

A discussion of 2017 salaries, bonuses and long-term incentive awards is included in “Executive Compensation”.

Named Executive Officers are not separately entitled to receive dividend equivalent rights with respect to each stock option, however, dividends are paid for restricted stock awards (retroactively upon vesting). Each nonqualified stock option award described in the “Grants of Plan-Based Awards Table” above expires on the tenth anniversary of its associated grant date and vests in equal installments over the course of three years for Board members and five years for executives. Restricted stock awards vest in equal installments over the course of three years for Board members and five years for executives. Awards granted to Norman H. Asbjornson and Gary D. Fields vest over a three-year or five-year period depending on which of their capacities (officer or director) the award relates to.

The following table presents information regarding outstanding equity awards as of December 31, 2017.

Outstanding Equity Awards at Fiscal Year End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Grant Date	Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Shares of Stock That Have Not Vested ($)

Norman H. Asbjornson				5/20/14	N/A	19,686(1)	722,476
				2/26/15	N/A	22,922(2)	843,806
	15,328	22,992	23.57	2/26/15	2/26/25
				5/19/15	N/A	1,687(3)	61,913
				1/26/16	N/A	25,928(4)	951,558
	6,998	27,992	20.92	1/26/16	1/26/26
				5/24/16	N/A	3,375(5)	123,863
	—	35,870	34.40	2/22/17	2/22/27
				2/22/17	N/A	23,180(6)	850,706
				5/16/17	N/A	5,062(7)	185,775

Gary D. Fields				5/19/15	N/A	1,687(3)	61,913
				5/24/16	N/A	3,375(5)	123,863
				12/1/16	N/A	460(8)	16,882
	1,389	5,556	32.70	12/1/16	12/1/26
	—	37,350	34.10	1/4/17	1/4/27
				1/4/17	N/A	2,930(9)	107,531
				5/16/17	N/A	5,062(7)	185,775

Scott M. Asbjornson				5/20/14	N/A	3,714(1)	136,304
				1/2/15	N/A	2,883(10)	105,806
	—	2,883	21.93	1/2/15	1/2/25
				1/4/16	N/A	4,952(4)	181,738
	—	5,344	22.15	1/4/16	1/4/26
				1/4/17	N/A	4,240(9)	155,608
	—	32,550	34.10	1/4/17	1/4/27

Mikel D. Crews	2,250	—	7.18	9/6/11	9/6/21
	1,350	—	8.65	5/15/12	5/15/22
				3/12/13	N/A	189(11)	6,936
				1/2/14	N/A	66(12)	2,422
				2/6/14	N/A	252(13)	9,248

				3/31/14	N/A	93(14)	3,413
				6/30/14	N/A	87(15)	3,193
				9/30/14	N/A	106(16)	3,890
				11/4/14	N/A	3,338(17)	122,505
	638	2,552	22.15	1/4/16	1/4/26
				1/4/16	N/A	5,704(4)	209,337
	—	27,150	34.10	1/4/17	1/4/27
				1/4/17	N/A	4,510(9)	165,517
	—	3,345	34.15	2/27/17	2/27/27
				2/27/17	N/A	945(6)	34,682

Sam J. Neale	4,500	—	8.65	5/15/12	5/15/22
				5/20/14	N/A	2,862(1)	105,035
				1/2/15	N/A	2,400(10)	88,080
	—	2,400	21.93	1/2/15	1/2/25
				1/4/16	N/A	3,144(4)	115,385
	—	3,392	22.15	1/4/16	1/4/26
				1/4/17	N/A	5,230(9)	191,941
	—	33,475	34.10	1/4/17	1/4/27

Kathy I. Sheffield	18,750	—	6.89	5/25/10	5/25/20
	22,500	—	8.65	5/15/12	5/15/22
	4,805	—	21.93	1/2/15	1/2/25
	6,680	—	22.15	1/4/16	1/4/26
	24,700	—	34.10	1/4/17	1/4/27

Robert G. Fergus	13,500	—	8.65	5/15/12	5/15/22
	3,850	—	21.93	1/2/15	1/2/25
	3,080	—	22.15	1/4/16	1/4/26

(1) The restricted stock awards vest ratably over 5 years and will be fully vested in May 2019.
(2) The restricted stock awards vest ratably over 5 years and will be fully vested in February 2020.
(3) The restricted stock awards vest ratably over 3 years and will be fully vested in May 2018.
(4) The restricted stock awards vest ratably over 5 years and will be fully vested in January 2021.
(5) The restricted stock awards vest ratably over 3 years and will be fully vested in May 2019.
(6) The restricted stock awards vest ratably over 5 years and will be fully vested in February 2022.
(7) The restricted stock awards vest ratably over 3 years and will be fully vested in May 2020.
(8) The restricted stock awards vest ratably over 5 years and will be fully vested in December 2021.
(9) The restricted stock awards vest ratably over 5 years and will be fully vested in January 2022.
(10) The restricted stock awards vest ratably over 5 years and will be fully vested in January 2020.
(11) The restricted stock awards vest ratably over 5 years and will be fully vested in March 2018.
(12) The restricted stock awards vest ratably over 5 years and will be fully vested in January 2019.
(13) The restricted stock awards vest ratably over 5 years and will be fully vested in February 2019.
(14) The restricted stock awards vest ratably over 5 years and will be fully vested in March 2019.
(15) The restricted stock awards vest ratably over 5 years and will be fully vested in June 2019.
(16) The restricted stock awards vest ratably over 5 years and will be fully vested in September 2019.
(17) The restricted stock awards vest ratably over 5 years and will be fully vested in November 2019.

The following table presents information regarding the exercise of stock options by Named Executive Officers during 2017.

Option Exercises
Name	Option Awards
	Number of Shares Exercised (#)	Valued Realized on Exercise ($)

Norman H. Asbjornson	—	—

Gary D. Fields	—	—

Scott M. Asbjornson	12,258	294,329

Mikel D. Crews	—

Sam A. Neale	1,648	21,975

Kathy I. Sheffield	20,000	604,450

Robert G. Fergus	—	—

The following table sets forth information concerning our equity compensation plans as of December 31, 2017.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	557,311	16.82	2,983,642

Equity compensation plans not approved by security holders (2)	--	--	--

Total	—	—	—

(1) Consists of shares covered by the 2007 LTIP, as amended, and the 2016 Incentive Plan.
(2) We do not maintain any equity compensation plans that have not been approved by the stockholders.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information concerning the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Norman H. Asbjornson, our Chief Executive Officer (“CEO”). For 2017, our last completed fiscal year:

•	the median of the annual total compensation of all employees of our Company (excluding our CEO) was $41,582; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $2,027,295.

Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation to all other employees for 2017 was 48.75 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

1.
We determined that, as of December 31, 2017, our employee population consisted of approximately 2,000 individuals with all of these individuals located within the United States (as reported in Item 1, Business, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2018 (our “Annual Report”)). This population consisted of our full-time, part-time and temporary employees.

a.	We used December 31, 2017 for our determination date for ease of reconciling data back to tax and payroll records.

2.
To identify the “median employee” from our employee population, we compared the amount of salary, wages, 401(k) contributions and HSA contributions as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2017.

a.
Based on our particular facts and circumstances, we determined annualizing the total compensation of our permanent partial year employees would not reasonably reflect the annual compensation of our employee population. As a result, we did not annualize the total compensation of our permanent employees who worked less than all of 2017 and therefore excluded such partial year employees from the employee population utilized in our calculations.

Since we widely distribute annual equity awards to all levels of our employees, such awards were included in our compensation measure.

3.
We identified our median employee using this compensation measure, which was consistently applied to all of our employees included in the calculation. Since all of our employees (including our CEO) are located in the United States, we did not make any cost-of-living adjustments in identifying the median employee.

4.
After identifying our median employee, we combined all of the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which resulted in annual total compensation of $41,582. The difference between such employee’s wages and the employee’s annual total compensation represents the estimated value of such employee’s 401(k) matching contributions, HSA matching contributions, and equity awards.

For the annual total compensation of our CEO, we use the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report.

Director Compensation

Our directors are paid as follows, with all amounts paid on a quarterly basis:

Name	Annual Retainer ($)	Chair Fee ($)	Audit ($)	Compensation ($)	Governance ($)	Total ($)

Jack E. Short	40,000	18,000	Chair	—	7,000	65,000

Paul K. Lackey, Jr.	40,000	12,000	10,000	—	Chair	62,000

A.H. McElroy II	40,000	12,000	—	Chair	7,000	59,000

Stephen O. LeClair	40,000	—	10,000	7,000	—	57,000

Angela E. Kouplen	40,000	—	10,000	7,000	—	57,000

Under the current director compensation plan, the annual retainer is inclusive of meetings.

We make annual grants of restricted stock awards to directors in May, at which time each of Ms. Kouplen and Messrs. N. Asbjornson, Fields, Short, Lackey, LeClair and McElroy received restricted stock awards for 5,062 shares of stock, which vest ratably over three years.

The following summarizes our non-employee director compensation for 2017:

Director Compensation Table
Name	Fees Earned or Paid in Cash ($)		Restricted Stock Awards(1) ($)		Stock Options ($)	All Other Comp. ($)	Total ($)

Angela E. Kouplen	57,000		181,675	(4)	—	—	238,675

Stephen O. LeClair	35,704	(2)	181,675	(2)	—	—	217,379

Jack E. Short	65,000		181,675	(3)	—	—	246,675

Paul K. Lackey, Jr.	62,000		181,675	(3)	—	—	243,675

A.H. McElroy II	59,000		181,675	(3)	—	—	240,675

(1) The values reflect grant date fair value of awards at $35.89 per share granted on May 16, 2017. Compensation costs are recognized over the requisite service period. See also, the discussion of assumptions made in valuing these awards in the notes to the Company’s financial statements.

(2) Elected to the Board of Directors on May 16, 2017. Director's fees pro-rated based upon election date. As of December 31, 2017, 5,062 shares associated with restricted stock awards were outstanding. Non-qualified options have not been granted during his term as a Board member.

(3) As of December 31, 2017, 10,124 shares associated with restricted stock awards were outstanding. Non-qualified options have not been granted during his term as a Board member.
(4) As of December 31, 2017, 8,437 shares associated with restricted stock awards were outstanding. Non-qualified options have not been granted during her term as a Board member.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC, and SEC rules require such persons to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of all Section 16(a) forms furnished to us during our most recent fiscal year, the Company believes that all Section 16(a) filing requirements were met during 2017.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Grant Thornton LLP (“GT”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Representatives of GT are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

Fees and Independence

Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The following services were authorized by the Audit Committee.

Audit Fees. GT billed us an aggregate of $456,750 and $464,625 for professional services rendered for the audits of our financial statements for the years ended December 31, 2017 and 2016, respectively, and reviews of the related quarterly financial statements.

All Other Fees. No other fees were billed by GT to us during 2017 or 2016.

The Audit Committee of the Board of Directors has determined that the provision of services by GT described above is compatible with maintaining GT’s independence as our registered public accounting firm.

Audit Committee Report

To the Board of Directors of AAON, Inc.

The Audit Committee oversees AAON's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. We have reviewed and discussed with management and with the independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2017.

We have discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.

We have received, reviewed and discussed with Grant Thornton LLP the written disclosures and communications from them required by the Public Company Accounting Oversight Board regarding their independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Audit Committee of the Board of Directors:

Jack E. Short, Chairman
Paul K. Lackey, Jr., Member
Angela E. Kouplen, Member
Stephen O. LeClair, Member

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in any such filing.

OVERVIEW OF PROPOSALS

This Proxy Statement contains three proposals requiring stockholder action. Proposal No. 1 requests the election of three directors to the Board of Directors. Proposal No. 2 seeks to (i) increase the shares eligible for issuance under the Company's 2016 Incentive Plan and (ii) establish a maximum number of common shares that may be granted as restricted stock and restricted stock units under the 2016 Incentive Plan. Proposal No. 3 requests that stockholders vote to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018.

PROPOSAL NO. 1
Election of Directors

The names of Norman H. Asbjornson, Gary D. Fields and Angela E. Kouplen, the current members of the Class III Directors, whose terms expire at the 2018 Annual Meeting, have been place in nomination for re-election to the Board for terms ending in 2021, and the persons named in the proxy will vote for their election. Each of Ms. Kouplen, Mr. Asbjornson and Mr. Fields have consented to being named in this Proxy Statement and to serve if elected.

The biographical information for all director nominees is contained in the "Directors" section above.

If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that any nominee will be unavailable.

Vote Required

A nominee for director will be elected if a majority of the stockholders voting on the nominee's election vote in favor such nominee's election.

Recommendation of the Board:

The Board unanimously recommends that stockholders vote FOR the election of directors Asbjornson, Fields and Kouplen.

PROPOSAL NO. 2
Approval of the 2018 Amendment to the AAON, Inc. 2016 Long-Term Incentive Plan

The Board of Directors of the Company (the “Board of Directors”) is seeking the approval of the Company’s stockholders of the 2018 Amendment to the AAON, Inc. 2016 Long-Term Incentive Plan, which was adopted by the Board of Directors on March 16, 2018, subject to stockholder approval (hereinafter called the “2018 Amendment”). The AAON, Inc. 2016 Long-Term Incentive Plan (hereinafter called the “2016 Incentive Plan”) was originally adopted by the Board of Directors on February 24, 2016, and was approved by the Company’s stockholders on May 24, 2016.

Under the 2016 Incentive Plan, the Company initially reserved a total of 3,839,702 common shares for issuance pursuant to awards. The 2018 Amendment (i) increases the number of shares of common stock available for issuance pursuant to awards under the 2016 Incentive Plan, and (ii) establishes a maximum number of common shares that may be granted as restricted stock and restricted stock units under the 2016 Incentive Plan. The Board of Directors believes that operation of the 2016 Incentive Plan is important in attracting and retaining the services of key employees, contractors, and non-employee directors in a competitive labor market, which is essential to the Company’s long-term growth and success. It is the judgment of the Board of Directors that the 2018 Amendment is in the best interest of the Company and its stockholders.

A copy of the 2018 Amendment and the 2016 Incentive Plan is included as Annex A and Annex B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2018 Amendment and the 2016 Incentive Plan, each of which is qualified in its entirety by reference to the full text of the 2018 Amendment and the 2016 Incentive Plan, respectively.

Summary of the 2018 Amendment

The 2018 Amendment increases the number of common shares available for issuance pursuant to awards under the 2016 Incentive Plan by 2,550,298 shares, to a total of 6,390,000 common shares. In addition, the 2018 Amendment limits the number of common shares that may be granted as restricted stock and restricted stock units to ten percent of the total common shares available for issuance under the 2016 Incentive Plan.

Description of the 2016 Incentive Plan

Purpose. The purpose of the 2016 Incentive Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its subsidiaries to remain in the service of the Company or its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its subsidiaries.

Effective Date and Expiration. The 2016 Incentive Plan was adopted by the Board of Directors on February 24, 2016, subject to and conditioned upon stockholder approval of the 2016 Incentive Plan. The 2016 Incentive Plan became effective on May 24, 2016, which was the date of stockholder approval of the 2016 Incentive Plan (the “Effective Date”). Unless sooner terminated by the Board of Directors, the 2016 Incentive Plan will terminate and expire on the tenth anniversary of the Effective Date. No award may be made under the 2016 Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization. Subject to certain adjustments, the number of the Company’s common shares that may be issued pursuant to awards under the 2016 Incentive Plan is 3,839,702 shares (which is equal to 3,400,000 shares plus the number of shares that were subject to outstanding awards (the “Prior Plan Awards”) granted pursuant to the AAON, Inc. Long-Term Incentive Plan, which was originally adopted at the May 22, 2007 annual meeting of stockholders and amended through the 2014 annual meeting of stockholders). If the 2018 Amendment is approved by the Company’s stockholders, the total number of common shares that may be issued pursuant to awards will be increased to 6,390,000 shares. One hundred percent of the available shares may be delivered pursuant to incentive stock options and, if the 2018 Amendment is approved by the Company’s stockholders, the maximum number of shares of restricted stock and restricted stock units that may be granted under the Plan will be ten percent of the available shares. Subject to certain adjustments, with respect to any participant who is an officer of the Company subject to Section 16 of the Securities Exchange Act of 1934 or a “covered employee” as defined in Section 162(m)(3) of the Code, the maximum number of common shares with respect to which stock options or stock appreciation rights may be granted to such participant is 350,000 common shares. The 2016 Incentive Plan also provides that no more than 5% of the common shares that may be issued pursuant to an award under the 2016 Incentive Plan may be designated as “Exempt Shares.” “Exempt Shares” are awards that are granted with more favorable vesting provisions than the vesting provisions otherwise required by the 2016 Incentive Plan.

Shares to be issued may be made available from authorized but unissued common shares, common shares held by the Company in its treasury, or common shares purchased by the Company on the open market or otherwise. During the term of the 2016 Incentive Plan, the Company will at all times reserve and keep enough common shares available to satisfy the requirements of the 2016 Incentive Plan. If an award under the 2016 Incentive Plan (or a Prior Plan Award) is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the 2016 Incentive Plan.

Awards that may be satisfied either by the issuance of common shares or by cash or other consideration shall be counted against the maximum number of common shares that may be issued under the 2016 Incentive Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of common shares. Common shares otherwise deliverable pursuant to an award that are withheld upon exercise or vesting of an award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the participant and shall be counted against the maximum number of available shares. Awards will not reduce the number of common shares that may be issued, however, if the settlement of the award will not require the issuance of common shares. Only shares forfeited back to the Company, shares cancelled on account of termination, or expiration or lapse of an award, shall again be available for grant of incentive stock options under the 2016 Incentive Plan, but shall not increase the maximum number of shares described above as the maximum number of common shares that may be delivered pursuant to incentive stock options.

Administration. The 2016 Incentive Plan will be administered by the Compensation Committee of the Board of Directors or such other committee of the Board of Directors as is designated by the Board of Directors (the “Committee”). Membership on the Committee shall be limited to independent directors who are “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934. The Committee may delegate certain duties to one or more officers of the Company as provided in the 2016 Incentive Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the 2016 Incentive Plan, establish and revise rules and regulations relating to the 2016 Incentive Plan and make any other determinations that it believes necessary for the administration of the 2016 Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or its subsidiaries whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2016 Incentive Plan. As of March 16, 2018, the Company (including its subsidiaries) had approximately 2,000 employees and 7 directors. The Committee shall, in its sole discretion, select the employees, contractors, and directors who will participate in the 2016 Incentive Plan in order to attract, reward and retain top performers and key management.

Financial Effect of Awards. The Company will receive no monetary consideration for the granting of awards under the 2016 Incentive Plan, unless otherwise provided when granting restricted stock or restricted stock units. The Company will receive no monetary consideration other than the option price for common shares issued to participants upon the exercise of their stock options and the Company will receive no monetary consideration upon the exercise of stock appreciation rights.

Stock Options. The Committee may grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive incentive stock options. Stock options may not be granted with an option price less than 100% of the fair market value of a common share on the date the stock option is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a common share on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years.

Recipients of stock options may pay the option exercise price (i) in cash, check, bank draft or money order payable to the order of the Company, (ii) by delivering to the Company common shares already owned by the participant having a fair market value equal to the aggregate option exercise price, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the common shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs), or in conjunction with stock options granted under the 2016 Incentive Plan (or tandem SARs). A SAR is the right to receive an amount equal to the excess of the fair market value of a common share on the date of exercise over the exercise price. The exercise price may be equal to or greater than the fair market value of a common share on the date of grant. The Committee, in its sole discretion, may place a ceiling on the amount payable on the exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which the value will be delivered to participants (whether made in common shares, in cash or in a combination of both). The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restricted stock units are the right to receive common shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions. The value of the restricted stock units may be paid in common shares, cash, or a combination of both, as determined by the Committee.

Performance Awards. The Committee may grant performance awards payable in cash, common shares, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2016 Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. With respect to a performance award, if the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Other Awards. The Committee may grant other forms of awards payable in cash or common shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2016 Incentive Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional common shares. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or common shares.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or common shares) under the 2016 Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria, and may consist of one or more or any combination of the following criteria: cash flow; cash flow return; cost; revenues and/or revenue targets; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating margin or contribution margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; an economic value added formula; debt reduction; sales growth; price of the Company’s common shares; return on assets, net assets, investment, capital, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to shareholders; or any of the foregoing goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of peer competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company’s annual meeting of shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s Annual Report on Form 10-K.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2016 Incentive Plan. Except to the extent an Award is for Exempt Shares, the Committee must grant all awards in accordance with the following provisions: (i) all awards granted by the Committee must vest no earlier than one (1) year after the date of grant; (ii) all “full value awards” (i.e., awards with a net benefit to the participant, without regard to certain restrictions, equal to the aggregate fair market value of the total common shares subject to the award) granted by the Committee that constitute “tenure awards” (i.e., awards that vest over time based on the participants continued employment with or service to the Company) must vest no earlier than on a pro rata basis over the three (3) year period commencing on the date of grant; and (iii) the Committee may not accelerate the date on which all or any portion of an award may be vested or waive the period an award is restricted on a full value award except upon the participant’s death, total and permanent disability, termination of service due to his or her retirement, or termination of service without “cause” or for “good reason” on or after a “change in control” (as such terms are defined in the 2016 Incentive Plan). Notwithstanding the foregoing, the Committee may, in its sole discretion, grant awards with more favorable vesting provisions at any time, provided that the common shares subject to such awards shall be designated as Exempt Shares. As discussed above, only 5% of the common shares that may be issued pursuant to an award under the 2016 Incentive Plan may be designated as Exempt Shares.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2016 Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of the common shares or other securities of the Company, issuance of warrants or other rights to purchase common shares or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards, (ii) the number of shares and type of common shares (or other securities or property) subject to outstanding awards, (iii) the number of shares and type of common shares (or other securities or property) specified as the annual per-participant limitation under the 2016 Incentive Plan, (iv) the option price of each outstanding award, (v) the amount, if any, the Company pays for forfeited common shares in accordance with the terms of the 2016 Incentive Plan, and (vi) the number of or exercise price of common shares then subject to outstanding SARs previously granted and unexercised under the 2016 Incentive Plan to the end that the same proportion of the Company’s issued and outstanding common shares in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of common shares (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2016 Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the 2016 Incentive Plan. The Board of Directors may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the 2016 Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires shareholder approval in order for the 2016 Incentive Plan and any awards under the 2016 Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such Sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s shareholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board of Directors regarding amendment or discontinuance of the 2016 Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the 2016 Incentive Plan without the consent of the affected participant.

No Repricing of Stock Options or SARs. The Committee may not, without the approval of the Company’s shareholders, “reprice” any stock option or SAR. For purposes of the 2016 Incentive Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price, (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a common share in exchange for cash or a stock option, SAR, award of restricted stock or other equity award with an exercise price or base price less than the exercise price or base price of the original stock option or SAR, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2016 Incentive Plan.

Recoupment for Restatements. The Committee may recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Board of Directors from time to time.

Federal Income Tax Consequences. The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2016 Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the common shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the common shares over $100,000 will be treated as non-qualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were non-qualified stock options. In addition to the foregoing, if the fair market value of the common shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any common shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive stock option was granted or one year after the common shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of common shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of common shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the common shares is greater than the fair market value of the common shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the common shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the common shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the common shares will be treated as capital gain. However, if the price received for common shares acquired by exercise of an incentive stock option is less than the fair market value of the common shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the common shares.

Non-qualified Stock Options. A participant generally will not recognize income at the time a non-qualified stock option is granted. When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the common shares on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for common shares acquired under a non-qualified stock option will be equal to the option price paid for such common shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of common shares acquired by exercise of a non-qualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Common Shares. If a participant pays the option price of a non-qualified stock option with previously-owned shares of the Company’s common shares and the transaction is not a disqualifying disposition of common shares previously acquired under an incentive stock option, the common shares received equal to the number of common shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these common shares received will be equal to the participant’s tax basis and holding period for the common shares surrendered. The common shares received in excess of the number of common shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these common shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired common shares to pay the exercise price of a non-qualified stock option constitutes a disqualifying disposition of common shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common shares surrendered, determined at the time such common shares were originally acquired on exercise of the incentive stock option, over the aggregate option price paid for such common shares. As discussed above, a disqualifying disposition of common shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the common shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the common shares granted as restricted stock at such time as the common shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such common shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the common shares to recognize ordinary income on the date of transfer of the common shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such common shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such common shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2016 Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for common shares, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the common shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents, accept delivery of common shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the common shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. The Company may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is the Company’s principal executive officer, principal financial officer, an individual who is among the three highest compensated officers for the taxable year (other than an individual who was either the Company’s principal executive officer or its principal financial officer at any time during the taxable year), or anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and may not apply to certain types of compensation, such as qualified performance-based compensation, that is payable pursuant to a written, binding contract (such as an award agreement corresponding to a Prior Plan Award or an award granted under the 2016 Incentive Plan) that was in place as of November 2, 2017, so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a Prior Plan Award or an award granted under the 2016 Incentive Plan on or before November 2, 2017, and if the Company determines that Section 162(m) of the Code will apply to any such awards, the Company intends that the terms of those awards will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2016 Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Interest of Directors and Executive Officers. All members of the Board of Directors and all executive officers of the Company are eligible for awards under the 2016 Incentive Plan and thus, have a personal interest in the approval of the 2018 Amendment.

Plan Benefits

Below is a summary of Plan benefits as of March 16, 2018 for the 2016 Incentive Plan:

Restricted Stock:
Shares Outstanding	185,611

Stock Options:
Options Outstanding	2,159,466
Wtd Avg Remaining Term	9.39
Wtd Avg Exercise Price	$34.05

Shares Available	2,938,804

On March 16, 2018, the fair market value of a common share of the Company was $39.10.

Vote Required

The proposal to approve the 2018 Amendment to the 2016 Incentive Plan requires the affirmative vote of the holders of a majority of the common shares present, in person or by proxy, and entitled to vote on the proposal.

Recommendation of the Board:

The Compensation Committee and Board unanimously recommend a vote FOR approval of the 2018 Amendment to the 2016 Incentive Plan.

PROPOSAL NO. 3
Ratification of Appointment of Our Independent Registered Public Accounting Firm

The Audit Committee has selected the firm of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018. The Board is submitting the selection of Grant Thornton LLP for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides Stockholders an opportunity to communicate with the Board and Audit Committee concerning an important component of corporate governance. If the stockholders do not ratify the selection of Grant Thornton LLP, the Audit Committee may reconsider the selection of that firm as the Company's auditors.

Representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions posed by stockholders.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the common shares present, in person or by proxy, and entitled to vote on the proposal.

Recommendation of the Board:

The Audit Committee and Board unanimously recommend a vote FOR the ratification of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Stockholder proposals intended to be presented at the 2019 Annual Meeting and to be included in our Proxy Statement must be received at the our executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 3, 2018.

However, a stockholder who otherwise intends to present business at the 2018 Annual Meeting of stockholders, including nominations of persons to our Board of Directors, must also comply with the requirements set forth in our Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting or to nominate a person for our Board of Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of AAON not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Thus, a notice of a stockholder proposal or nomination for the 2018 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8 of the Exchange Act, as amended, will be untimely if given before February 23, 2018, or after March 25, 2018. As to any such proposals, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed between February 23, 2018 and March 25, 2018. Even if proper notice is received on a timely basis, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.

OTHER MATTERS

The Board knows of no business to be brought before the 2018 Annual Meeting other than as set forth above. If others matters properly become before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors

Norman H. Asbjornson
Tulsa, Oklahoma	CEO
April 3, 2018

Annex A

2018 AMENDMENT
TO THE
AAON, INC.
2016 LONG-TERM INCENTIVE PLAN

This 2018 AMENDMENT TO THE AAON, INC. 2016 LONG-TERM INCENTIVE PLAN (this “Amendment”), dated as of March 16, 2018, is made and entered into by AAON, Inc., a Nevada corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the AAON, Inc. 2016 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares of Common Stock available for grant pursuant to Awards under the Plan and add a limit on the number of shares of Restricted Stock and Restricted Stock Units that may be granted under the Plan.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1.Section 5.1 of the Plan is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1    Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 6,390,000 shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options and ten percent (10%) may be delivered pursuant to Restricted Stock or Restricted Stock Units. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is 350,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2.Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * * *

[Remainder of Page Intentionally Left Blank
Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

AAON, INC.

By:    /s/ Norman H. Asbjornson
Name:    Norman H. Asbjornson

Title:	Chief Executive Officer

Annex B

AAON, INC.
2016 LONG-TERM INCENTIVE PLAN
(Inclusive of non-material amendments to date)

The AAON, Inc. 2016 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of AAON, Inc., a Nevada corporation (the “Company”), on February 24, 2016 (the “Board Approval Date”), subject to approval by the Company’s shareholders (the “Effective Date”).
ARTICLE 1
PURPOSE

The purpose of the Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its Subsidiaries to remain in the service of the Company or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its Subsidiaries.
With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:
2.1    “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2    “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3    “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4    “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5    “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6    “Board” means the board of directors of the Company.

2.7    “Business Combination” is defined in Section 2.10 hereof.

2.8    “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Oklahoma are authorized or obligated by law or executive order to close.

2.9    “Cause” with respect to any Participant that is an Employee, means termination of the Participant’s employment by the Company because of: (a) the Participant’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (b) the Participant’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (c) the Participant’s commission of material mismanagement in the conduct of the Participant’s duties as assigned to him or her by the Board or the Participant’s supervising officer or officers of the Company or any Subsidiary; (d) the Participant’s willful failure to execute or comply with the policy of the Company or any of its Subsidiaries or the Participant’s stated duties as established by the Board or the Participant’s supervising officer or officers of the Company or any Subsidiary or the Participant’s intentional failure to perform the Participant’s stated duties; or (e) substance abuse or addiction on the part of the Participant. Notwithstanding the foregoing, in the case of any Participant who, subsequent to the effective date of this Plan, enters into an employment agreement with the Company or any Subsidiary that contains the definition of “cause” (or any similar definition), then during the term of such employment agreement the definition contained in such Employment Agreement shall be the applicable definition of “cause” under the Plan as to such Participant if such Employment Agreement expressly so provides.

2.10    “Change in Control” means the occurrence of any of the following events:

(i)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of Common Stock of the Company (the “Outstanding Corporation Common Stock”) or (y) the combined voting power of the then outstanding Voting Securities (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or
(ii)    Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board; or
(iii)    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding Voting Securities of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding Voting Securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(iv)    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing provisions of this Section 2.10, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.
2.11    “Claims” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan, or an Award Agreement.

2.12    “Code” means the United States Internal Revenue Code of 1986, as amended.

2.13    “Committee” means the Compensation Committee of the Board or a subcommittee appointed by either the Compensation Committee or the Board or such other committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.14    “Common Stock” means the common stock, par value $.004 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.15    “Company” means AAON, Inc., a Nevada corporation, and any successor entity.

2.16    “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, as an independent contractor, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.17    “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.18    “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.19    “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.20    “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.21    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.22    “Exempt Shares” means shares of Common Stock subject to an Award for which the Committee has modified vesting in accordance with Section 7.2. No more than five percent (5%) of the shares of Common Stock that may be delivered pursuant to Awards may be shares designated as “Exempt Shares.”

2.23    “Exercise Date” is defined in Section 8.3(b) hereof.

2.24     “Exercise Notice” is defined in Section 8.3(b) hereof.

2.25    “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.26    “Fair Market Value” means, for a particular day:

(a)    If shares of Common Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

(b)    If shares of Common Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 2.26(a) and if sales prices for shares of Common Stock of the same class in the over-the-counter market are reported by The NASDAQ Stock Market LLC (“NASDAQ”) (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

(c)    If shares of Common Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 2.26(a) and sales prices for shares of Common Stock of the same class are not reported by NASDAQ (or a similar system then in use) as provided in Section 2.26(b), and if bid and asked prices for shares of Common Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by OTC Markets Group, Inc.) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

(d)    If shares of Common Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 2.26(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or OTC Markets Group, Inc.) as provided in Section 2.26(b) or Section 2.26(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(e)    If shares of Common Stock of the same class are listed or admitted to unlisted trading privileges as provided in Section 2.26(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or OTC Markets Group, Inc.) as provided in Section 2.26(b), Section 2.26(c) or Section 2.26(d) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Sections 2.26(a), (b), (c) or (d).

For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse and will be determined on the date in question instead of the last Business Day before the date in question.

2.27    “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

2.28    “Immediate Family Members” is defined in Section 15.8 hereof.

2.29    “Incentive” is defined in Section 2.1 hereof.

2.30    “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.31    “Incumbent Board” means the individuals who, as of the Effective Date, constitute the Board and any other individual who becomes a director of the Company after that date and whose election was approved by shareholders holding a majority of the Voting Securities or (in the case of a vacancy in the board) by appointment by the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

2.32    “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.33    “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.34    “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.35    “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.36    “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.37    “Outstanding Corporation Common Stock” is defined in Section 2.10(a).

2.38    “Outstanding Corporation Voting Securities” is defined in Section 2.10(a).

2.39    “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.40    “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.41    “Performance Criteria” is defined in Section 6.10 hereof.

2.42    “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.43    “Person” is defined in Section 2.10(a).
2.44    “Plan” means this AAON, Inc. 2016 Long-Term Incentive Plan, as amended from time to time.

2.45    “Prior Plan Awards” means (i) any awards under the Prior Plan that are outstanding on the Effective Date, and that, on or after the Effective Date, are forfeited, expire or are canceled; and (ii) any shares subject to awards relating to Common Stock under the Prior Plan that, on or after the Effective Date, are settled in cash.

2.46    “Prior Plan” means the AAON, Inc. Long-Term Incentive Plan originally adopted at the May 22, 2007 Annual Meeting of Stockholders and amended through the May 20, 2014 Annual Meeting of Stockholders.

2.47    “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.48    “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.49    “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.50    “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.51    “Retirement” means for Employees or Contractors, either reaching the age of 67 or working for the Company for a period of not less than twenty-five (25) years prior to the Participant’s departure from employment with the Company (or its Subsidiaries), and for Outside Directors, having served as an Outside Director for a minimum of four years prior to the Participant’s departure from the Board.

2.52    “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.53    “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.54    “Spread” is defined in Section 12.4(b) hereof.

2.55    “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.56    “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.57    “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company or its Subsidiaries.

2.58    “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or

(iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.58, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.59    “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.59, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.60    “Voting Securities” means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

ARTICLE 3
ADMINISTRATION

3.1    General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan, or if so elected by the Board, the Board (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.
3.2    Designation of Participants and Awards.

(a)The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.
(b)Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.
(c)
3.3    Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

5.1    Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 3,839,702 shares; of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is 350,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2    Reuse of Shares. To the extent that any Award under this Plan or any Prior Plan Award shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Awards or Prior Plan Awards so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Shares of Common Stock otherwise deliverable pursuant to an Award that are withheld upon exercise or vesting of an Award for purposes of paying the exercise price or tax withholdings shall be treated as delivered to the Participant and shall be counted against the maximum number of shares of Common Stock that may be issued under the Plan. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company or shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS
6.1    In General.

(a)The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award that is an Incentive Stock Option granted pursuant to this Plan must be granted within ten (10) years of the Board Approval Date. The Plan shall be submitted to the Company’s shareholders for approval at the first shareholder meeting after the Board Approval Date and no Awards may be granted under the Plan prior to the date of shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.
(c)Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2    Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3    Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4    Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b)Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations and the limitations set forth in Section 7.2 below, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5    SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6    Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of a Restricted Stock Unit may provide that the holder may be paid for the value of the Restricted Stock Unit either in cash or in shares of Common Stock, or a combination thereof. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7    Performance Awards.
(a)The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, events that are of an unusual nature or indicate infrequency of occurrence, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c)Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $5,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

(d)Notwithstanding anything to the contrary contained herein, any Performance Awards of Restricted Stock or Restricted Stock Units or other Performance Awards based on shares of Common Stock, or in whole or in part on the value of the underlying Common Stock or other securities of the Company, may not provide for the payment of dividends or dividend equivalents during the performance period, but may only provide that dividends or dividend equivalents accrued during the performance period shall be payable at the time such Performance Awards vest and are paid.

6.8    Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be paid only as the applicable Award vests or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9    Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10    Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cash flow return; cost; revenues and/or revenue targets; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating margin or contribution margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; an economic value added formula; debt reduction; sales growth; price of the Company’s Common Stock; return on assets, net assets, investment, capital, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to shareholders; or any of the foregoing goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of peer competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company’s annual meeting of shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11    Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12    No Repricing of Stock Options or SARs. The Committee may not, without the approval of the Company’s shareholders, “reprice” any Stock Option or SAR. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (i) amending a Stock Option or SAR to reduce its exercise price or base price, (ii) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award with an exercise price or base price less than the exercise price or base price of the original Stock Option or SAR, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13    Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7
AWARD PERIOD; VESTING

7.1    Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2    Vesting. The Committee, in its sole discretion, shall establish the vesting terms applicable to an Incentive, provided that any such vesting terms shall not be inconsistent with the terms of the Plan, including, without limitation, this Section 7.2. Except as otherwise provided herein, all Incentives must vest no earlier than one (1) year after the Date of Grant, and all Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than on a pro rata annual basis over the three (3) year period commencing on the Date of Grant. Except as otherwise provided herein, the Committee may not accelerate the date on which all or any portion of an Award may be vested or waive the Restriction Period on a Full Value Award except upon (i) the Participant’s death or Total and Permanent Disability; (ii) upon the Participant’s Termination of Service due to Retirement; or (iii) upon the Participant’s Termination of Service without Cause or for Good Reason on or after a Change in Control; provided, however, with respect to Performance Awards, the Committee only may approve the acceleration of vesting and/or cash-out if (i) the amount payable or vested is linked to the achievement of the Performance Goals for such Performance Award as of the date of the Change in Control and/or (ii) the amount to be paid or vested under the Performance Award on the Change in Control is prorated based on the time elapsed in the applicable performance period between the Performance Award's Date of Grant and the Change in Control. Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Awards with more favorable vesting provisions than set forth in this Section 7.2, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE
8.1    In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2    Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3    Exercise of Stock Option.

(a)In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) Business Days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c)Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d)Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4    SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date, which with respect to any SAR shall be the date that the Participant has delivered both the written notice and consideration to the Company with a value equal to any employment tax withholding or other tax payment due with respect to such Award. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5    Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM
The Plan shall be effective from the Effective Date. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS
In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1    No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2    Conversion of Incentives Where Company Survives. Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled; and in such event, such Incentive shall remain subject to the same restrictions and/or other vesting requirements as existed prior to such merger, consolidation or share exchange.

12.3    Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event the acquiror or the surviving or resulting corporation does not agree to assume the Incentives or in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, with respect to Performance Awards, the Committee only may approve the acceleration of vesting and/or cash-out if (i) the amount payable or vested is linked to the achievement of the Performance Goals for such Performance Awards as of the date of the Change in Control and/or (ii) the amount to be paid or vested under the Performance Award on the Change in Control is prorated based on the time elapsed in the applicable performance period between the Performance Award's Date of Grand and the Change in Control.

12.4    Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as otherwise provided by this Section 12.4 regarding Performance Awards and as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event the acquiror or the surviving or resulting corporation does not agree to assume the Incentives, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof. Notwithstanding anything to the contrary in this Article 12, with respect to Performance Awards, the Committee only may approve the acceleration of vesting and/or cash-out if (i) the amount payable or vested is linked to the achievement of the Performance Goals for such Performance Award as of the date of the Change in Control and/or (ii) the amount to be paid or vested under the Performance Award on the

Change in Control is prorated based on the time elapsed in the applicable performance period between the Performance Award’s Date of Grant and the Change in Control.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.
Article 1
ARTICLE 15
MISCELLANEOUS PROVISIONS

15.1    Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2    No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3    Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4    Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5    Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6    Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7    Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8    Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9    Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10    Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:
“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:
“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain AAON, Inc. 2016 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Tulsa, Oklahoma. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11    Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Nevada (excluding any conflict of laws, rule or principle of Nevada law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any shareholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. Each Award Agreement shall require the Participant to release and covenant not to sue any Person other than the Company over any Claims. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.
A copy of this Plan shall be kept on file in the principal office of the Company in Tulsa, Oklahoma.
***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 24, 2016, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.
AAON, INC.
By:    /s/ Norman H. Asbjornson
Name:    Norman H. Asbjornson
Title:    Chief Executive Officer
Attest:
By:    /s/ Luke A. Bomer
Name:    Luke A. Bomer
Title:    Secretary

AAON, INC.
Annual Meeting of Shareholders
May 15, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of AAON, Inc., a Nevada corporation, hereby constitutes and appoints Luke A. Bomer and Norman H. Asbjornson, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of stock of the Company standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at 2440 South Yukon Avenue, Tulsa, Oklahoma, on Tuesday, May 15, 2018, at 10:00 A.M. (Local Time), and at any adjournment thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees for directors and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Address Change:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR All Nominees in Proposal 1:	For	Against	Abstain	The Board of Directors recommends a vote FOR Proposal 3:	For	Against	Abstain
1. Election of Directors for a term ending in 2021:				3. Proposal to ratify Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018	☐	☐	☐
01 Norman H. Asbjornson	☐	☐	☐

02 Gary D. Fields	☐	☐	☐

03 Angela E. Kouplen	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2:	For	Against	Abstain
2. Proposal to approve the 2018 Amendment to the AAON, Inc. 2016 Long-Term Incentive Plan.	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date